[GRAPHIC OMITTED]

GE LOGO




GE
Investments
Funds, Inc.



Annual Report
December 31, 1997

                                    GE Investments Funds, Inc.
--------------------------------------------------------------

Understanding Your Report
--------------------------------------------------------------

A Letter from the Chairman                                   2

   GE Investments Funds portfolio manager Q&A and
   Schedules of Investments

   International Equity Fund                                 3


   Real Estate Securities Fund                               7


   Premier Growth Equity Fund                               10


   Value Equity Fund                                        13


   U.S. Equity Fund                                         16


   S&P 500 Index Fund                                       21


   Total Return Fund                                        28


   Global Income Fund                                       35


   Income Fund                                              38


   Money Market Fund                                        44


   Notes to Performance and Notes to Schedules of
      Investments                                           47


Financial Statements                                        48

   Financial Highlights and Statements of Assets and
   Liabilities, Operations, and Changes in Net Assets

Notes to the Financial Statements                           60

Independent Auditors' Report                                66

GE Investments Funds Investment Team         inside back cover

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the GE Investments Funds, Inc. 1997 annual report.

This has been an exciting year for the GE family. Assets in the funds grew significantly thanks in part to favorable market conditions as well as several developments that we initiated within our organization. In May, as you may recall, GE Investment Management Incorporated (GEIM) was named the new investment manager of the GE Investments Funds, Inc. (formerly known as Life of Virginia Series Funds, Inc.). At the same time, we broadened the menu of available investments by adding two new funds to our family: Value Equity and Global Income. In December, we combined the Variable Investment Trust and the GNA Variable Series Trust with the GE Investments Funds, Inc., adding the Premier Growth Equity , U.S. Equity and Income funds to the GE Investments Funds, Inc. family. All of these developments contributed significantly to our growth in 1997 and should serve as a strong foundation for further developments in 1998.

PERFORMANCE HIGHLIGHTS

In an environment marked by periods of market volatility, the GE Investments Funds, as a group, performed relatively well. A majority of funds with a one-year track record outperformed their Lipper peers for the year. The U.S. Equity and Money Market funds finished in the top 20% of their respective peer groups, and the International Equity Fund placed in the top 25% for the year. The S&P 500 Index Fund ranked #1 in its S&P 500 Annuity Lipper category for the five- and ten-year periods, thanks to its current and prior portfolio managers. For the year, all funds with equity exposure, and at least a one-year performance record, posted double-digit returns. These include the Total Return, International Equity, Real Estate Securities, S&P 500 Index and U.S. Equity funds, with the U.S. Equity and S&P 500 Index funds achieving returns in excess of 30%.

MARKET OVERVIEW

Thanks to an environment of low inflation, declining interest rates and solid corporate earnings, the major market averages -- along with many of our funds -- posted superior investment results. Falling interest rates and low inflation were also largely responsible for double-digit percentage gains by most equity and fixed-income markets. The move toward a single currency helped stocks in Europe, while economic and currency problems in Asia hurt stocks in that region.

MARKET OUTLOOK

Given the current level of valuations in the U.S. and the market volatility introduced by the Asian contagion, stock selection will become increasingly important in achieving attractive returns in U.S. equities in 1998. The slowdown in Asia is likely to keep interest rates low, which is good news for bonds. The outlook for the international markets is attractive. Europe's move to a single currency will, in our judgment, remain on track. Other fundamental factors on the Continent, such as low inflation and good corporate earnings, should bode well for higher stock prices.

Sincerely,



/s/ Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.


Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance and of the funds distributor. In this role, he is responsible for the marketing, product development and sales of the funds, and is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Ralph Layman manages the international equity operation of GE Investments with total assets of over $10 billion. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust and GE's employee savings program, and serves on GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.



Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE PERIOD DECEMBER 30, 1996 THROUGH DECEMBER 31, 1997?

A. The International Equity Fund posted a total return of 10.17%. This compares with a 2.34% return for the Morgan Stanley Capital International EAFE Index for the same period. Our Lipper peer group of 81 International annuity funds posted an average return of 5.17% for the one-year ended December 31, 1997.

   GE Investment Management Incorporated ("GEIM") assumed portfolio management responsibility for the fund on May 1, 1997.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's exposure to Europe contributed favorably to performance. Low inflation, corporate restruc-turings and good corporate earnings were mainly responsible for the advance. The fund also benefited from superior stock selection in Japan. While the Japanese stock market declined by more than 24% in 1997, the fund's Japanese stock holdings gained over 9%. Finally, the fund had limited exposure to companies significantly affected by the economic and currency problems that swept through Asia during the second half of the year.

Q. WHICH STOCKS PERFORMED WELL?

A. Novartis, the world's second largest pharmaceutical company, posted above-average investment results. Novartis was created as a result of the merger between Ciba-Geigy and Santos one year ago. Last year, investors bid up the price of Novartis' stock in response to the economies of scale -- and subsequent improved earnings -- that have resulted from this corporate marriage. NTT Data, a leading networking, integration systems and consulting company in Japan, turned in solid performance due to better-than-expected earnings. Telecom Italia Mobile recorded strong gains largely because of a double-digit increase in the company's subscriber base. Total, a French-based oil company, also contributed favorably to the fund's investment results. During the year, investors focused on the fact that energy demand has been rising, but the supply of available drilling equipment has not, enabling energy companies, including Total, to command higher prices. Finally, Airtours saw its stock rise significantly, as investors rewarded the UK-based travel company for its ability to improve profit margins and reduce costs.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. While global markets may experience increased market volatility due to the turmoil in Asia, the underlying fundamentals of our key markets remain solid. In Europe, for example, low inflation, good earnings and corporate restructurings should continue to serve as a favorable backdrop for stocks on the Continent. Japan's economic problems may continue to be problematic for its stock market over the near-term, but good companies with solid fundamentals can still be found.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



          INTERATIONAL EQUITY FUND           EAFE

5/4/95            10000                      10000
6-95              10010                      9707.41
9-95              10350                      10112.38
12-95             10670.38                   10522.01
3-96              11322.63                   10826
6-96              11628.37                   10997.05
9-96              11455.12                   10983.95
12-96             11728.25                   11095.26
3-97              12345.53                   10983.4
6-97              13785.84                   12408.42
9-97              13926.62                   12321.12
12-97             12921.38                   11354.57



 .....         International Equity Fund (ending value $12,921)
-----         MSCI EAFE (ending value $11,355)



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                        ONE               SINCE
                                       YEAR           INCEPTION
--------------------------------------------------------------------------------

International Equity Fund            10.17%*             10.07%
--------------------------------------------------------------------------------
MSCI EAFE                             2.34%*              4.87%
--------------------------------------------------------------------------------
Lipper peer group average**           5.17%
--------------------------------------------------------------------------------
Inception date                        5/1/95
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term capital growth by investing primarily in foreign equity and equity-related securities.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


  AXA-UAP                               2.9%
--------------------------------------------------------------------------------
  Siebe PLC                             2.8%
--------------------------------------------------------------------------------
  Novartis AG (Regd.)                   2.8%
--------------------------------------------------------------------------------
  Total S.A. (Class B)                  2.7%
--------------------------------------------------------------------------------
  Sony Corp.                            2.5%
--------------------------------------------------------------------------------
  Railtrack Group PLC                   2.3%
--------------------------------------------------------------------------------
  Airtours PLC                          2.2%
--------------------------------------------------------------------------------
  Repsol S.A.                           2.2%
--------------------------------------------------------------------------------
  Canon Inc.                            2.0%
--------------------------------------------------------------------------------
  Granada Group PLC                     1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                COUNTRY ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



United Kingdom            16.4%
France                    15.6%
Japan                      9.8%
Switzerland                8.9%
Germany                    7.4%
Italy                      5.1%
Short-Term Investments     4.6%
Other                     32.2%+



*    For the period December 30, 1996 through December 31, 1997.

** Lipper performance comparisons are based on average annual total returns for the periods indicated in the International peer group consisting of 81 underlying annuity funds.

+ Percentage of individual countries are less than 5.5% of the fund's net assets.


             See page 47 for Notes to Performance. Past performance
                       is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                           NUMBER
                                        OF SHARES              VALUE
--------------------------------------------------------------------------------


Common Stock -- 95.0%
--------------------------------------------------------------------------------

Australia -- 2.5%

Brambles Industries Ltd.                  26,676          $   529,406
Coca Cola Amatil Ltd.                     35,393              264,491
                                                              793,897

Austria -- 1.7%

OMV AG                                     1,355              187,725
VA Technologie AG                          2,369              359,715
                                                              547,440

Brazil -- 3.1%

Telecomunicacoes Brasileiras
   S.A. ADR                                2,887              336,155
Telecomunicacoes de Sao Paulo
   S.A. (Pfd. receipts)                   38,884               10,347(a)
Telecomunicacoes de Sao Paulo
   S.A.- Telesp (Pfd. shares)          1,290,485              343,409
Uniao de Banco Brasiliero
   S.A. GDR                                9,046              291,168(a)
                                                              981,079

Denmark -- 1.7%

Den Danske Bank                            3,978              530,059

Finland -- 1.9%

Merita Ltd. (Series A)                    75,858              414,711
Pohjola Insurance Group
   (Series B)                              1,620               60,033
Sampo Insurance Co. Ltd.                   3,725              120,956
                                                              595,700

France -- 15.6%

Alcatel Alsthom                            1,014              128,888
AXA-UAP                                   11,920              922,347
Cap Gemini S.A.                            5,574              457,052
Carrefour S.A.                               866              451,814
Coflexip S.A. ADR                          7,616              422,688
Lyonnaise Des Eaux S.A.                    4,085              452,041
Michelin CGDE (Regd.) (Class B)            5,519              277,853
Renault S.A.                              10,155              285,659(a)
Schneider S.A.                             9,533              517,635
Total S.A. (Class B)                       7,895              859,221
Usinor Sacilor                            14,773              213,305
                                                            4,988,503

Germany -- 7.4%

BASF AG                                    2,375               84,164
Bayerische Vereinsbank AG                  6,263              409,770
Daimler-Benz AG                            5,791              406,250
Fresenius Medical Care AG                  2,707              179,820(a)
Fresenius Medical Care AG
   (Pfd. shares)                           1,841               99,267(a)

--------------------------------------------------------------------------------
                                          NUMBER
                                         OF SHARES              VALUE
--------------------------------------------------------------------------------

Mannesmann AG                               1,038           $   524,496
SGL Carbon AG                               3,602               464,529
Siemens AG                                  2,356               139,478
Veba AG                                       739                50,322
                                                              2,358,096

Greece -- 0.3%

Alpha Credit Bank (Regd.)                   1,818               106,081

Hong Kong -- 1.8%

Cheung Kong (Holdings) Ltd.                10,500                68,767
Giordano International Ltd.               226,000                78,016
HSBC Holdings PLC (Regd.)                  11,736               289,273
Johnson Electric Holdings                  45,800               131,803
                                                                567,859

India -- 0.1%

BSES Ltd. GDR                               2,316                39,372

Indonesia -- 0.2%

PT Astra International Inc.               103,000                26,686
PT Mulia Industrindo                      193,500                21,989
                                                                 48,675

Israel -- 2.6%

Comverse Technology Inc.                    3,766               146,874(a)
ECI Telecommunications Ltd.                16,540               421,770
Teva Pharmaceutical
   Industries Ltd. ADR                      5,563               263,199
                                                                831,843

Italy -- 5.1%

Credito Italiano                          121,841               375,717
ENI S.p.A. (Regd.)                          9,779                55,446
Industrie Natuzzi S.p.A. ADR                2,906                59,936
Istituto Bancario San Paolo di Torino      21,733               207,624
Montedison S.p.A.                         375,467               337,262
Telecom Italia Mobile S.p.A.              131,093               605,073
                                                              1,641,058

Japan -- 9.8%

Canon Inc.                                 28,000               651,911
Credit Saison Co. Ltd.                     16,965               418,376
Honda Motor Co.                            15,000               550,280
NTT Data Corp.                                 10               538,408
Sony Corp.                                  8,900               790,687
Sumitomo Realty & Development              21,000               120,625
Sumitomo Sitix Corp.                        7,000                74,519
                                                              3,144,806

Mexico -- 1.4%

Gruma S.A. de C.V. (Series B)              24,921                98,813(a)
Grupo Carso S.A. de C.V. ADR               13,559               162,708
Grupo Financiero Bancomer
   S.A. ADR (Series C)                     13,414               172,706(a,b)
                                                                434,227


--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Financial Statements

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES               VALUE
--------------------------------------------------------------------------------


Netherlands -- 3.1%

IHC Caland N.V.                              7,331             $  380,352
ING Groep N.V.                              14,569                613,613
                                                                  993,965

Panama -- 0.9%

Panamerican Beverages Inc.
   (Class A)                                 8,656                282,402

Peru -- 1.3%

Telefonica del Peru S.A.
   ADR (Class B)                            17,999                419,602

Philippines -- 0.6%

Metro Bank & Trust Co.                      17,710                119,160
San Miguel Corp.                            46,080                 56,320
                                                                  175,480

Portugal -- 1.5%

Banco Comercial Portugues (Regd.)           16,946                346,562
Banco Comercial Portugues ADR                4,976                100,764
Banco Commercial Portugues
   International Ltd. (Pfd shares)             442                 32,335
                                                                  479,661

South Africa -- 1.3%

Barlow Ltd.                                 14,030                119,067
Dimension Data Holdings Ltd.                62,749                270,775
Iscor Ltd.                                  89,459                 26,471
                                                                  416,313

Spain -- 3.2%

Banco Santander S.A. (Regd.)                10,256                342,652
Repsol S.A.                                 16,137                688,484
                                                                1,031,136

Sweden -- 2.6%

Autoliv Inc. SDR                            15,509                504,928
Electrolux AB (Series B)                     1,101                 76,405
Investor AB (Series B)                       1,265                 61,658
Kinnevik AB (Series B)                       2,116                 35,045
NetCom Systems AB (Series B)                 7,360                158,047
                                                                  836,083

Switzerland -- 8.9%

ABB AG                                         442                555,071
Holderbank Financiere Glarus AG                249                203,126
Nestle S.A. (Regd.)                             69                103,368
Novartis AG (Regd.)                            557                903,429
Roche Holdings AG                               25                248,169
Schw Rueckversicher (Regd.)                    170                317,849
Zurich Versicherungsgesellschaft
   (Regd.)                                   1,094                521,095
                                                                2,852,107

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES               VALUE
--------------------------------------------------------------------------------


United Kingdom -- 16.4%

Airtours PLC                                34,596            $  704,617
Bank of Scotland PLC                        25,239               229,247
Billiton PLC                                70,543               180,752(a)
Commercial Union PLC                        16,510               230,229
Cordiant PLC                                29,761                53,770(a)
Granada Group PLC                           40,348               616,326
Johnson Matthey PLC                          2,789                24,966
LucasVarity PLC                            121,207               428,027
Medeva PLC                                  35,228                93,736
National Westminster PLC                    11,363               188,877
Railtrack Group PLC                         46,717               742,005
Reed International PLC                      41,656               396,836
Royal & Sun Alliance Insurance
   Group PLC                                31,729               319,464
Saatchi & Saatchi PLC                       29,761                53,281(a)
SEMA Group PLC                               2,859                69,500
Siebe PLC                                   46,043               903,726
                                                               5,235,359
Total Investments in Securities
  (Cost $28,986,509)                                          30,330,803


--------------------------------------------------------------------------------
Short-Term Investments -- 4.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $1,461,929)                      1,461,929            1,461,929
Other Assets and Liabilities,
   net 0.4%                                                      137,866
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $31,930,598
================================================================================



----------

See Notes to Schedule of Investments and Financial Statements

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca Capital Management, LLC as a portfolio manager in 1995. In 1992 David became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. David received a B.A.
from Columbia University and a J.D. from the University of Arizona.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE PERIOD DECEMBER 30, 1996 THROUGH DECEMBER 31, 1997?

A. The Real Estate Securities Fund posted a total return of 19.49%. This compares with a 21.00% return for Wilshire Real Estate Investment Trust Index for the same period. Our Lipper peer group of seven Real Estate annuity funds posted an average return of 20.05% for the one-year period ended December 31, 1997.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Benefiting from strong underlying fundamentals, attractive relative pricing and an increase in consolidation within the sector, real estate securities participated in the strong stock market rally in 1997. Four holdings that performed particularly well for the fund were Apartment Investment, Equity Residential, Glenborough Realty Trust and Patriot American Hospitality. In 1998, we expect these companies to be among the survivors in the ongoing consolidation of the real estate investment trust ("REIT") market. Each has superior, experienced management teams. In fact, executives at Apartment Investment and Equity Residential have been in the business for more than 30 years. They proved their talent and ability to operate apartments efficiently long before their respective companies went public.

Q. WHAT WAS YOUR FUND'S ASSET ALLOCATION?

A. At the end of the year, we had roughly 21% of total assets in apartments, approximately 34% in office and industrial buildings and about 15% in hotels with the balance invested in regional malls, manufactured housing, mobile homes and movie theaters.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED IT GOING
   FORWARD?

A. We remain generally bullish on real estate securities. The ongoing recovery of the real estate markets and increasing rents should fuel growth. The outlook for earnings of companies in this sector still appears to be in relatively good shape. Additionally, with dividend yields on REITs approximately 150 basis points higher than that of the 10-year Treasury Bond, these investments still offer individuals an attractive alternative to traditional common stock investments. Since many individuals invest their money in the Real Estate Fund to gain additional stock market diversification, we intend to manage the fund with an even greater emphasis on defensive stocks -- companies whose price-earnings ratios are lower than the market average.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



           REAL ESTATE SECURITIES FUND            WILSHIRE REAL ESTATE INDEX

4-95       10000                                  10000
6-95       10570                                  10510.76
9-95       11060                                  11009.19
12-95      11700                                  11404.02
3-96       12102.35                               11885.81
6-96       12515.29                               12449.66
9-96       13383.53                               13184.84
12-96      15940.59                               15452.97
3-97       16607.13                               15894.06
6-97       17307.56                               16624.64
9-97       19160.33                               18725.11
12-97      19048.06                               18697.54


 .... Real Estate Securities Fund (ending value $19,048)
---- Wilshire REIT (ending value $18,698)



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                      ONE           SINCE
                                     YEAR         INCEPTION
--------------------------------------------------------------------------------

Real Estate Securities Fund          19.49%*        27.30%
--------------------------------------------------------------------------------

Wilshire REIT                        21.00%*        26.37%
--------------------------------------------------------------------------------

Lipper peer group average**          20.05%
--------------------------------------------------------------------------------

Inception date                       5/1/95
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total returns through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


  Equity Residential Properties Trust   5.1%
--------------------------------------------------------------------------------
  Patriot American Hospitality Inc.     4.6%
--------------------------------------------------------------------------------
  Mack-Cali Realty Corp.                4.3%
--------------------------------------------------------------------------------
  Prentiss Properties Trust             4.2%
--------------------------------------------------------------------------------
  First Industrial Realty Trust Inc.    3.5%
--------------------------------------------------------------------------------
  Urban Shopping Centers Inc.           3.2%
--------------------------------------------------------------------------------
  Boston Properties Inc.                3.1%
--------------------------------------------------------------------------------
  Equity Office Properties Trust        3.0%
--------------------------------------------------------------------------------
  Simon DeBartolo Group Inc.            3.0%
--------------------------------------------------------------------------------
  Manufactured Home Communities Inc.    2.8%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



Office/Industrial                  33.8%
Apartments                         21.0%
Hotel                              14.8%
Short-Term Investments             13.4%
Regional Malls                     10.1%
Other                               6.9%+



*    For the period December 30, 1996 through December 31, 1997.

** Lipper performance comparison are based on average annual total returns for the periods indicated in the Real Estate peer group consisting of 7 underlying annuity funds.

+ Percentage of individual sectors are less than 5.5% of the fund's net assets.


             See page 47 for Notes to Performance. Past performance
                       is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------


Common Stock -- 95.9%
--------------------------------------------------------------------------------

Apartments -- 21.0%

Apartment Investment &
   Management Co. (Class A)                      37,600         $ 1,381,800
Avalon Properties Inc.                           22,800             705,375
Berkshire Realty Company Inc.                    84,500           1,014,000
Equity Residential Properties Trust              48,900           2,472,506
Essex Property Trust Inc.                         9,000             315,000
Irvine Apartment
   Communities Inc.                              27,900             887,569
Merry Land & Investment Co. Inc.                 46,000           1,052,250
Security Capital Atlantic Inc.                   49,500           1,045,688
Security Capital PacificTrust                    57,085           1,384,311
                                                                 10,258,499

Diversified -- 3.2%

Golf Trust of America Inc.                       15,000             435,000
Pacific Gulf Properties Inc.                     47,700           1,132,875
                                                                  1,567,875

Financial Services -- 1.2%

Northstar Capital Investment
   Corp.                                         30,000             600,000(b)

Hotel -- 14.8%

American General Hospitality
   Corp.                                         44,500           1,190,375
Circus Circus Enterprises Inc.                   19,400             397,700(a)
FelCor Suite Hotels Inc.                         26,200             930,100
Four Seasons Hotels, Inc                          6,000             189,750
Host Marriott Corp.                              36,000             706,500(a)
Patriot American Hospitality Inc.                78,020           2,247,951
Starwood Lodging Trust                            3,000             173,625
Sunstone Hotel Investors Inc.                    79,700           1,374,825
                                                                  7,210,826

Manufactured Home -- 4.5%

Manufactured Home
   Communities Inc.                              51,500           1,390,500
Sun Communities Inc.                             23,000             826,562
                                                                  2,217,062

Mortgage -- 1.4%

Capital Trust                                    60,000             675,000(a)

Net Lease -- 2.1%

TriNet Corporation Realty
   Trust Inc.                                    26,000           1,005,875

Office/Industrial -- 33.8%

AMB Property Corp.                               45,100           1,133,137
Arden Realty Inc.                                15,000             461,250

--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------

Bedford Property Investors Inc.                 50,500         $ 1,104,688
Boston Properties Inc.                          46,300           1,530,794
Catellus Development Corp.                      61,600           1,232,000(a)
CenterPoint Properties Corp.                    17,600             618,200
Cornerstone Properties Inc.                     40,000             767,500
Equity Office Properties Trust                  46,000           1,451,875
First Industrial Realty Trust Inc.              47,600           1,719,550
Liberty Property Trust                          47,000           1,342,437
Mack-Cali Realty Corp.                          51,600           2,115,600
Prentiss Properties Trust                       74,000           2,067,375
SL Green Reality Corp.                          10,500             272,344
Spieker Properties Inc.                         17,000             728,875
                                                                16,545,625

Regional Malls -- 10.1%

General Growth Properties                       23,700             856,163
Macerich Co.                                    37,000           1,054,500
Simon DeBartolo Group Inc.                      44,300           1,448,056
Urban Shopping Centers Inc.                     45,100           1,572,862
                                                                 4,931,581

Self Storage -- 1.6%

Shurgard Storage Centers Inc.
   (Class A)                                    12,600             365,400
Sovran Self Storage Inc.                        13,500             437,906
                                                                   803,306

Shopping Center -- 2.2%

Burnham Pacific Properties Inc.                 21,000             321,563
Developers Diversified Realty
   Corp.                                        20,000             765,000
                                                                 1,086,563
Total Investments in Securities
   (Cost $38,259,479)                                           46,902,212


--------------------------------------------------------------------------------
Short-Term Investments -- 13.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $6,523,933)                         6,523,933           6,523,933
Other Assets and Liabilities,
   net (9.3%)                                                   (4,539,623)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                             $48,886,522
================================================================================


----------
See Notes to Schedule of Investments and Financial Statements

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

David Carlson manages pension and mutual fund portfolios with total assets of over $5 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD DECEMBER 12, 1997 (INCEPTION OF THE FUND) THROUGH DECEMBER 31, 1997?

A. Since the Premier Growth Equity Fund commenced operations on December 12, 1997, we only have data for less than one month. During this period, the fund posted a total return of 3.46%, while the Standard & Poor's 500 Index advanced 1.82%.

Q. SINCE THE FUND IS NEW, PLEASE DESCRIBE HOW YOU SELECT STOCKS FOR THE
   PORTFOLIO?

A. The Premier Growth Equity Fund is a growth fund that has certain aggressive characteristics. We focus primarily on a select group of high-quality, well managed, financially sound companies that are leaders in their respective industries. We target holdings with a minimum growth rate of 15% in earnings. The majority of the fund holdings will be large capitalization companies.

Q. HOW MANY STOCKS ARE REPRESENTED IN THE FUND?

A. Currently, approximately 35 companies are represented in our fund, and it is our intention to maintain a tight, focused list. While this is significantly less than the number of stocks that can be found in many mutual funds, we believe that focusing on a select group of what we consider to be premier companies with above-average growth potential compared to the market will result in superior performance long-term. However, the concentration may increase short-term volatility when compared with market averages.


Q. WHAT ARE SOME OF THE KEY SECTORS REPRESENTED IN THE FUND?

A. As a rule, this fund will be overweighted in growth industries and underweighted in mature industries. Presently, the fund's largest weightings are in the healthcare, technology, and consumer - cyclical industries.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Given the level of valuations in the stock market, the nation's economic growth rate and the uncertainty created by Asia's economic woes, we don't expect equities to produce the historically high level of returns that we have seen over the last three years. However, with interest rates low and inflation still under control, the economic backdrop for equities remains favorable. In this environment, we believe that stock-picking rather than broad sector-related investing will be the key to registering solid investment results in 1998.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



             PREMIER GROWTH EQUITY FUND          S&P 500

12-97        10000                               10000
12-97        10006.03                            10103.9
12-97        10024.1                             10151.29
12-97        10042.18                            10123.27
12-97        9995.98                             10017.68
12-97        9931.71                             9929.23
12-97        9961.84                             10002.31
12-97        9923.68                             9851.17
12-97        9895.56                             9785.17
12-97        9941.76                             9822.45
12-97        10100.42                            10003.09
12-97        10331.39                            10181.64
12-97        10345.74                            10182.15



 ....   Premier Growth Equity Fund (ending value $10,346)
----   S&P 500(ending value $10,182)



--------------------------------------------------------------------------------
                                   TOTAL RETURN
                      FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                          SINCE
                                       INCEPTION
--------------------------------------------------------------------------------

Premier Growth Equity Fund                3.46%
--------------------------------------------------------------------------------
S&P 500                                   1.82%
--------------------------------------------------------------------------------
Inception date                         12/12/97
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE


A mutual fund designed for investors who seek long-term growth of capital as well as future income by investing primarily in growth-oriented equity securities.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------

  Cendant Corp.                         3.3%
--------------------------------------------------------------------------------
  First Data Corp.                      3.2%
--------------------------------------------------------------------------------
  Equifax Inc.                          3.2%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                  3.1%
--------------------------------------------------------------------------------
  Dover Corp.                           3.1%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.          3.1%
--------------------------------------------------------------------------------
  Carnival Corp. (Class A)              3.1%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                  3.1%
--------------------------------------------------------------------------------
  Baker Hughes Inc.                     3.1%
--------------------------------------------------------------------------------
  Automatic Data Processing Inc.        3.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]




Consumer - Cyclical                22.4%
Healthcare                         20.2%
Technology - Software & Service    14.6%
Financial                           8.1%
Short-Term Investments              8.1%
Capital Goods                       6.3%
Energy                              5.9%
Utilities                           5.5%
Other                               8.9%+



+ Percentage of individual sectors are less than 5.5% of the fund's net assets.


             See page 47 for Notes to Performance. Past performance
                       is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

PREMIER GROWTH FUND

--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------


Common Stock -- 92.0%
--------------------------------------------------------------------------------

Capital Goods -- 6.3%

Dover Corp.                                      14,026         $  506,689
Molex Inc. (Class A)                             17,754            510,428
                                                                 1,017,117

Consumer - Cyclical -- 22.4%

Carnival Corp. (Class A)                          9,035            500,313
Catalina Marketing Corp.                          9,351            432,484(a)
Cendant Corp.                                    15,416            529,925(a)
Circus Circus Enterprises Inc.                    9,414            192,987(a)
Comcast UK Cable Partners Ltd.
   (Class A)                                     18,702            176,500(a)
Disney (Walt) Co.                                 4,675            463,117
Harman International Industries
   Inc                                            9,793            415,590
Interpublic Group Cos. Inc.                       9,793            487,814
Tele-Communications Inc. Liberty
   Media Group (Series A)                        12,131            439,749(a)
                                                                 3,638,479

Energy -- 5.9%

Baker Hughes Inc.                                11,373            496,147
Schlumberger Ltd.                                 5,813            467,947
                                                                   964,094

Financial -- 8.1%

Citicorp                                          3,285            415,347
Travelers Group Inc.                              8,403            452,712
Wells Fargo &  Co.                                1,308            443,984
                                                                 1,312,043

Healthcare -- 20.2%

Cardinal Health Inc.                              6,634            498,379
Dentsply International Inc.                      15,858            483,669
Johnson & Johnson                                 7,013            461,981
Lincare Holdings Inc.                             8,403            478,971(a)
Scherer (R.P.) Corp.                              7,645            466,345(a)
Sybron International Corp.                        8,845            415,162(a)
Tenet Healthcare Corp.                           14,468            479,253(a)
                                                                 3,283,760

Retail Trade -- 4.2%

Arbor Drugs Inc.                                 14,026            259,481
Home Depot Inc.                                   7,139            420,309
                                                                   679,790

Technology - Electronics and Equipment -- 4.8%

Cisco Systems Inc.                                7,898            440,286(a)
Intel Corp.                                       4,865            341,766
                                                                   782,052

--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES             VALUE
--------------------------------------------------------------------------------


Technology - Software & Services -- 14.6%

Automatic Data Processing Inc.                   7,961         $   488,606
Equifax Inc.                                    14,468             512,710
First Data Corp.                                17,943             524,833
Microsoft Corp.                                  2,906             375,600(a)
Reuters Holdings PLC ADR
   (Class B)                                     7,013             464,611
                                                                 2,366,360

Utilities -- 5.5%

Airtouch Communications Inc.                    12,068             501,576(a)
NTL Inc.                                        14,026             390,975(a)
                                                                   892,551
Total Investments in Securities
   (Cost $14,394,545)                                           14,936,246


--------------------------------------------------------------------------------
Short-Term Investments -- 8.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $1,310,700)                         1,310,700           1,310,700
Other Assets and Liabilities,
   net (0.1%)                                                      (10,037)
                                                               -----------

NET ASSETS -- 100%                                             $16,236,909
================================================================================



----------
See Notes to Schedule of Investments and Financial Statements

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ Investment Management Company in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Jon received his B.A. (summa cum laude) in economics from Washington University in St. Louis were he received the John M. Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Jon is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FROM MAY 1, 1997 (INCEPTION OF THE FUND) THROUGH DECEMBER 31, 1997?

A. The Value Equity Fund posted a total return of 32.56%. This compares very favorably with the Standard & Poor's 500 Index return of 22.59% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Superior performance was generated by both individual stock selection and strong representation in several sectors that posted solid investment results. The stocks of large, well-established companies, such as those found in the Value Equity Fund, recorded solid investment results in 1997. Additionally, many of the sectors that registered good performance were well represented in our portfolio. Fueling the rise in stock prices was an ideal economic environment that consisted of falling interest rates, solid corporate earnings and the lowest inflation rate in eleven years. The fund's holdings in the oil services and cable industries performed particularly well. Our stock selection also contributed favorably to the fund's investment results. Additionally, when the broad-based equity indices declined sharply in August and October due to concerns over the Asian economic crisis, the fund held up significantly better than the stock market.


Q. WHICH INVESTMENTS STAND OUT?

A. Cellular Communications recorded solid gains thanks to a substantial increase in its subscriber base. Cox Communications and Liberty Media were among our better performing cable stocks. BJ Services and Transocean Offshore, two of our holdings in the energy sector, benefited from higher drilling rates, favorable supply and demand industry characteristics and their relatively attractive valuations. Storage Technology, a leading supplier of information storage systems, also enjoyed strong performance driven by strong fundamentals.

Q. WHAT IS YOUR OUTLOOK FOR THE VALUE EQUITY FUND?

A. Notwithstanding the significant appreciation of the stock market and the serious issues raised by events in Asia, we believe we are still able to find attractive investment opportunities. Expected market volatility should enhance opportunities as well. Given this backdrop, we will focus our research on finding companies with attractive risk-reward characteristics and catalysts that will recognize value or generate higher profits.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



               VALUE EQUITY FUND     S&P 500

4-97           10000                 10000
5-97           10900                 10613.9
6-97           11450                 11085.9
7-97           12340                 11967.01
8-97           12540                 11303.32
9-97           13320                 11919.57
10-97          13110                 11527.18
11-97          12860                 12056.05
12-97          13255.63              12259.07


 .....   Value Equity Fund (ending value $13,256)
-----   S&P 500 (ending value $12,259)



--------------------------------------------------------------------------------
                                   TOTAL RETURN
                      FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                              SINCE
                          INCEPTION
--------------------------------------------------------------------------------

Value Equity Fund           32.56%
--------------------------------------------------------------------------------
S&P 500                     22.59%
--------------------------------------------------------------------------------
Inception date              5/1/97
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth in capital by investing primarily in common stock and other equity securities that are undervalued by the market at the time of purchase and offer above-average potential for capital growth.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------

  Chase Manhattan Corp.                           3.9%
--------------------------------------------------------------------------------
  First Union Corp.                               3.3%
--------------------------------------------------------------------------------
  Cellular Communications International Inc.      3.3%
--------------------------------------------------------------------------------
  Loews Corp.                                     3.2%
--------------------------------------------------------------------------------
  BJ Services Co.                                 2.8%
--------------------------------------------------------------------------------
  Ocean Energy Inc.                               2.7%
--------------------------------------------------------------------------------
  U.S. West Communications Group Inc.             2.7%
--------------------------------------------------------------------------------
  The E.W. Scripps Co.                            2.5%
--------------------------------------------------------------------------------
  Tele-Communications Inc. Liberty Media Group
     (Series A)                                   2.5%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.          2.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]


Energy                                    22.5%
Consumer - Cyclical                       20.1%
Insurance                                 13.8%
Financial                                 12.4%
Technology - Electronics and Equipment     7.4%
Short-Term Investments                     6.7%
Other                                     17.1%+


+ Percentage of individual sectors are less than 5.5% of the fund's net assets.


                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------


Common Stock -- 95.9%
--------------------------------------------------------------------------------

Basic Materials -- 1.8%

Praxair Inc.                                  12,500         $  562,500

Capital Goods -- 2.7%

Atchison Casting Corp.                        10,500            170,625(a)
Case Corp.                                    11,000            664,813
                                                                835,438

Consumer - Cyclical -- 20.1%

@ Entertainment Inc.                          39,900            443,887(a)
Circus Circus Enterprises Inc.                15,000            307,500(a)
Cox Communications Inc.                        9,500            380,594(a)
Darden Restaurants Inc.                       30,000            375,000
Ford Motor Co.                                14,800            720,575
Hasbro Inc.                                   19,000            598,500
Hayes Lemmerz International Inc.              20,700            579,600(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)                     21,000            761,250(a)
Tele-Communications International
   Inc. (Series A)                            12,500            225,000(a)
The E.W. Scripps Co.                          16,000            775,000
U.S. West Communications
   Group Inc.                                 29,000            837,375(a)
United Stationers Inc.                         4,000            192,500(a)
                                                              6,196,781

Consumer - Stable -- 1.9%

Alberto-Culver Co.                            21,500            580,500

Energy -- 22.5%

BJ Services Co.                               12,000            863,250(a)
Diamond Offshore Drilling Inc.                15,500            745,937
Forcenergy Inc.                               25,000            654,688(a)
Meridian Resource Corp.                       25,000            239,063(a)
Noble Affiliates Inc.                         16,000            564,000
Ocean Energy Inc.                             17,000            838,312(a)
Santa Fe International Corp.                  16,000            651,000
Tosco Corp.                                   15,900            601,219
Transocean Offshore Inc.                      15,500            746,906
Triton Energy Ltd.                            10,500            306,469(a)
United Meridian Corp.                         26,000            731,250(a)
                                                              6,942,094

Financial -- 12.4%

BankAmerica Corp.                              8,900            649,700
Bear Stearns Cos. Inc.                         3,000            142,500
Chase Manhattan Corp.                         11,000          1,204,500
First Union Corp.                             20,000          1,025,000
Fleet Financial Group Inc.                     8,000            599,500
INMC Mortgage Holdings Inc.                    9,000            210,937
                                                              3,832,137

--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES              VALUE
--------------------------------------------------------------------------------


Healthcare -- 3.8%

Integrated Health Services Inc.              19,000           $   592,563
Pharmacia & Upjohn Inc.                      16,000               586,000
                                                                1,178,563

Insurance -- 13.8%

Aetna Inc.                                    8,800               620,950
Hartford Financial Services
   Group Inc.                                 8,000               748,500
Loews Corp.                                   9,200               976,350
Provident Cos. Inc.                          18,800               726,150
Torchmark Corp.                              14,200               597,287
USF&G Corp.                                  27,000               595,688
                                                                4,264,925

Technology - Electronics and Equipment -- 7.4%

Allen Group Inc.                             27,200               501,500(a)
Berg Electronics Corp.                       27,000               614,250(a)
Quantum Corp.                                22,000               441,375(a)
Storage Technology Corp.                     11,800               730,862(a)
                                                                2,287,987

Telecommunications -- 5.2%

Cellular Communications
   International Inc.                        21,575             1,008,631(a)
Telephone & Data Systems Inc.                12,600               586,688
                                                                1,595,319

Utilities -- 4.3%

360 Communications Co.                       31,000               625,812(a)
NTL Inc.                                     25,000               696,875(a)
                                                                1,322,687
Total Investments in Securities
   (Cost $28,087,532)                                          29,598,931

--------------------------------------------------------------------------------
Short-Term Investments -- 6.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $2,069,657)                      2,069,657             2,069,657
Other Assets and Liabilities,
   net (2.6%)                                                    (812,938)
                                                              -----------

NET ASSETS -- 100%                                            $30,855,650
================================================================================




----------
See Notes to Schedule of Investments and Financial Statements

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $30 billion. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The U.S. Equity Fund posted a total return of 32.13%. This compares with a 33.29% return for the Standard & Poor's 500 Index. Our Lipper peer group of 96 Growth and Income annuity funds posted an average return of 27.21% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Financial services companies, an area where the fund is well represented, recorded superior investment results due to ongoing consolidation within the industry and a sharp decline in interest rates. The yield on the 30-year Treasury Bond fell from 6.64% at the start of the year to 5.92% on December 31, 1997. Healthcare stocks also enjoyed solid gains. These stocks did particularly well when the economy's growth prospects came into question as a result of the economic and currency crisis in Asia. Healthcare stocks are less sensitive to economic downturns than most other industry groups. We also enjoyed good performance from our investments in electric and telephone utilities, which benefited from the decline in interest rates. As uncertainty in the market increased late in the year, we added to our positions in utility stocks.

Q. WHICH INVESTMENTS RECORDED GOOD INVESTMENT RESULTS?

A. Three of our better investments in the financial services sector included Morgan Stanley, Dean Witter, Federal National Mortgage Association and Travelers Group. Several of our healthcare holdings performed especially well, particularly the large, blue chip companies, such as Bristol-Myers and Johnson & Johnson. We also enjoyed good performance from Schlumberger. During the year, investors focused on the fact that energy demand has been rising, but the supply of available drilling equipment has not, which enables oil services companies to command higher prices. We believe this trend will continue well into 1998.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In general, the foundation of the U.S. economy remains solid. Inflation, which grew at 1.7% in 1997, its lowest annual rate in more than a decade, is still under control. Interest rates remain low and corporate earnings have been strong but, the economic and currency problems in Asia have investors concerned about the future earnings of American corporations. Thus, while companies that meet analysts' earnings estimates should do well, companies that fall short of earnings expectations are likely to see their values decrease markedly. Given this backdrop, we expect above average market volatility in the coming months. We intend to use market declines to add to positions of high-quality investments that meet our strict investment criteria. We will continue to make long-term investments in what we consider to be financially sound, well-managed companies with good prospects for solid earnings growth and greater market share in their areas of operation.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                 US EQUITY FUND    S&P 500

1-95             10000             10000
3-95             10940             10973.67
6-95             11973.33          12019.37
9-95             12873.34          12977.07
12-95            13558             13749.46
3-96             14353.05          14496.95
6-96             14887.76          15151.44
9-96             15218.46          15615.68
12-96            16502.46          17213.38
3-97             16854.24          17368.66
6-97             19598.14          20403.85
9-97             21255.42          21938.24
12-97            21805.41          22563.1


 .....  U.S. Equity Fund (ending value $21,805)
-----  S&P 500 (ending value $22,563)



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                     ONE             SINCE
                                    YEAR         INCEPTION
--------------------------------------------------------------------------------

U.S. Equity Fund                   32.13%           29.67%
--------------------------------------------------------------------------------
S&P 500                            33.29%           31.19%
--------------------------------------------------------------------------------
Lipper peer group average*         27.21%
--------------------------------------------------------------------------------
Inception date                     1/3/95
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


  Federal National Mortgage Assoc.      2.1%
--------------------------------------------------------------------------------
  Travelers Group Inc.                  2.0%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.              2.0%
--------------------------------------------------------------------------------
  International Business Machines       1.7%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                     1.7%
--------------------------------------------------------------------------------
  Schlumberger Ltd.                     1.7%
--------------------------------------------------------------------------------
  Johnson & Johnson                     1.7%
--------------------------------------------------------------------------------
  Dover Corp.                           1.6%
--------------------------------------------------------------------------------
  Exxon Corp.                           1.6%
--------------------------------------------------------------------------------
  Du Pont de Nemours (E.I.) & Co.       1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]


Financial                                    12.1%
Healthcare                                   12.0%
Capital Goods                                10.9%
Energy                                       10.2%
Insurance                                     6.2%
Consumer - Stable                             8.7%
Consumer - Cyclical                           7.3%
Utilities                                     7.1%
Technology - Electronics and Equipment        5.6%
Other                                        19.9%+




* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Growth and Income peer group consisting of 96 underlying annuity funds.

+ Percentage of individual sectors are less than 5.5% of the fund's net assets.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------


Common Stock -- 95.1%
--------------------------------------------------------------------------------

Basic Materials -- 3.8%

Air Products & Chemicals Inc.                   992         $   81,592
Airgas Inc.                                   1,844             25,816(a)
Barrick Gold Corp.                            1,283             23,896
Champion International Corp.                    401             18,170
Du Pont de Nemours (E.I.) & Co.               6,148            369,264
FMC Corp.                                       222             14,943(a)
IMC Global Inc.                               1,122             36,746
Mead Corp.                                    1,792             50,176
Morton International Inc.                     2,884             99,137
Newmont Mining Corp.                          2,678             78,666
PPG Industries Inc.                             176             10,054
Rayonier Inc.                                   967             41,158
Union Camp Corp.                                337             18,093
W.R. Grace & Co.                                199             16,007
Weyerhaeuser Co.                                682             33,461
                                                               917,179

Capital Goods -- 10.9%

AlliedSignal Inc.                            10,544            410,557
AMP Inc.                                        785             32,970
Armstrong World Industries Inc.                 352             26,312
Avery Dennison Corp.                            508             22,733
Boeing Co.                                      886             43,359
Browning-Ferris Industries Inc.               1,349             49,913
Cooper Industries Inc.                          962             47,138
Corning Inc.                                    481             17,857
Deere & Co.                                   2,402            140,067
Dover Corp.                                  10,644            384,514
Emerson Electric Co.                          5,486            309,616
Hubbell Inc. (Class B)                        5,452            268,852
Jacobs Engineering Group Inc.                   192              4,872(a)
Lockheed Martin Corp.                           608             59,888
Mannesmann AG                                    28             14,148
Martin Marietta Materials Inc.                2,065             75,502
Masco Corp.                                     256             13,024
Molex Inc. (Class A)                          1,496             43,010
National Service Industries Inc.                435             21,560
Parker Hannifin Corp.                           489             22,433
Raytheon Co. (Class A)                           21              1,060
Sherwin-Williams Co.                          3,174             88,079
Textron Inc.                                  4,352            272,000
Timken Co.                                      673             23,134
Tyco International Ltd.                         692             31,183
U.S.A. Waste Services Inc.                      609             23,903(a)
United Technologies Corp.                     1,768            128,732
Waste Management Inc.                           898             24,695
                                                             2,601,111

Consumer - Cyclical -- 7.3%

ACNielsen Corp.                               2,196             53,527(a)
Carnival Corp. (Class A)                        753             41,697
Catalina Marketing Corp.                        497             22,986(a)
Cendant Corp.                                 1,330             45,719(a)
Circus Circus Enterprises Inc.                2,036             41,738(a)
Comcast Corp. (Class A)                       2,771             87,460

--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Comcast UK Cable Partners Ltd.
   (Class A)                                    914         $    8,626(a)
Disney (Walt) Co.                             2,918            289,064
Echlin Inc.                                     264              9,554
Federal-Mogul Corp.                             320             12,960
Ford Motor Co.                                1,966             95,720
Gannett Inc.                                  3,232            199,778
General Motors Corp.                            337             20,431
Goodyear Tire & Rubber Co.                      773             49,182
Harman International
   Industries Inc.                              785             33,313
Interpublic Group Cos. Inc.                   3,093            154,070
ITT Industries Inc.                             777             24,378
Knight-Ridder Inc.                              256             13,312
McDonald's Corp.                              1,992             95,118
Metromedia International
   Group Inc.                                   432              4,104(a)
Nine West Group Inc.                            320              8,300(a)
Stanley Works                                 1,465             69,130
Tele-Communications Inc.
   (Series A)                                 3,062             85,545(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)                     1,010             36,612(a)
Tele-Communications TCI
   Ventures Group                               696             19,706(a)
Time Warner Inc.                                860             53,320
Viad Corp.                                      721             13,924
Xerox Corp.                                   2,013            148,585
                                                             1,737,859

Consumer - Stable -- 8.7%

Anheuser Busch Cos. Inc.                      4,455            196,020
Archer-Daniels Midland Co.                    1,697             36,804
Avon Products Inc.                            1,125             69,047
Coca Cola Co.                                   159             10,593
Colgate-Palmolive Co.                         1,324             97,314
Conagra Inc.                                  1,998             65,559
CPC International Inc.                        1,072            115,508
General Mills Inc.                              898             64,319
Gillette Co.                                    305             30,633
Hershey Foods Corp.                             379             23,474
International Flavours                          325             16,738
International Multifoods Corp.                  273              7,729
Kellogg Co.                                     401             19,900
Kimberly Clark Corp.                          4,587            226,196
Nestle S.A. (Regd.)                              30             44,943
Pepsico Inc.                                  7,939            289,277
Philip Morris Cos. Inc.                       5,995            271,649(h)
Procter & Gamble Co.                          2,855            227,865
Ralston Purina Co.                              922             85,688
Sara Lee Corp.                                2,129            119,889
Sysco Corp.                                     561             25,561
Unilever N.V                                    661             41,271
                                                             2,085,977

Energy -- 10.2%

Amoco Corp.                                   1,750            148,969
Anadarko Petroleum Co.                          628             38,112
Atlantic Richfield Co.                        1,926            154,321
Baker Hughes Inc.                             2,782            121,365
British Petroleum PLC ADR                     1,022             81,441
Burlington Resources Inc.                     2,968            133,003
Diamond Offshore Drilling Inc.                  320             15,400
Elf Aquitaine S.A. ADR                          273             16,005
Exxon Corp.                                   6,068            371,286(h)
Halliburton Co.                                 641             33,292


----------
See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES             VALUE
--------------------------------------------------------------------------------

Mobil Corp.                                   3,070         $  221,615
Nabors Industries Inc.                        1,970             61,932(a)
Pennzoil Co.                                     84              5,612
Royal Dutch Petroleum Co. ADR                 4,770            258,474
Schlumberger Ltd.                             4,932            397,026
Texaco Inc.                                   2,462            133,871
Tosco Corp.                                     609             23,028
Total S.A. ADR                                1,026             56,943
Union Pacific Resources
   Group Inc.                                 1,093             26,505
Unocal Corp.                                  2,703            104,910
Valero Energy Corp.                             577             18,139
Western Atlas Inc.                              208             15,392(a)
                                                             2,436,641

Financial -- 12.1%

American Express Co.                          2,727            243,385(h)
AmSouth Bancorp                                 352             19,118
Bank of New York Inc.                         1,565             90,477
BankAmerica Corp.                             1,310             95,630
BankBoston Corp.                              1,491            140,061
Barnett Banks Inc.                              288             20,700
Chase Manhattan Corp.                           887             97,126
Citicorp                                      2,777            351,117
CMAC Investment Corp.                            57              3,441
Countrywide Credit Industries                   754             32,328
Crestar Financial Corp.                         355             20,224
Edwards A.G. Inc.                               730             29,018
Federal National Mortgage Assoc               8,928            509,454
First Chicago NBD Corp.                         338             28,223
Fleet Financial Group Inc.                      357             26,753
ING Groep N.V. ADR                              676             28,603
Mellon Bank Corp.                               956             57,957
Merrill Lynch & Co. Inc.                        417             30,415
Morgan Stanley, Dean Witter                   4,459            263,638
Norwest Corp.                                   705             27,231
State Street Corp.                            1,138             66,217
Summit Bancorp                                  561             29,873
T. Rowe Price & Associates                      305             19,177
Travelers Group Inc.                          9,062            488,215
Trizec Hahn Corp.                               433             10,040
United States Bancorp                           369             41,305
Wells Fargo &  Co.                              374            126,950
                                                             2,896,676

Healthcare -- 12.0%

Abbott Laboratories                           4,568            299,489(h)
Allergan Inc.                                 3,300            110,756
American Home Products Corp.                    729             55,769
Baxter International Inc.                       901             45,444
Bristol-Myers Squibb Co.                      4,992            472,368
Cardinal Health Inc.                          1,827            137,253
Dentsply International Inc.                   1,090             33,245
Eli Lilly & Co.                                 673             46,858
Johnson & Johnson                             6,002            395,382
Lincare Holdings Inc.                           753             42,921(a)
Merck & Co. Inc.                              3,382            359,337
Pfizer Inc.                                   3,719            277,298
Scherer (R.P.) Corp.                          1,406             85,766(a)
Schering Plough Corp.                         2,437            151,399
Smithkline Beecham PLC ADR                    2,831            145,620
Sun Healthcare Group Inc.                       817             15,829(a)
Sybron International Corp.                      481             22,577(a)

--------------------------------------------------------------------------------
                                                NUMBER
                                             OF SHARES           VALUE
--------------------------------------------------------------------------------

Tenet Healthcare Corp.                            545         $   18,053(a)
Watson Pharmaceuticals Inc.                     4,713            152,878(a)
                                                               2,868,242

Insurance -- 6.2%

AEGON  N.V                                        144             12,906
American International Group Inc.               2,384            259,260
Chubb Corp.                                     1,787            135,142
CIGNA Corp.                                       176             30,459
Equitable Cos. Inc.                               320             15,920
General Reinsurance Corp.                       1,204            255,248
Hartford Financial Services
   Group Inc.                                     369             34,525
Jefferson-Pilot Corp.                             164             12,772
Lincoln National Corp.                          1,234             96,406
Loews Corp.                                     2,133            226,365
Marsh & McLennan Cos. Inc.                      1,940            144,651
Provident Cos. Inc.                             3,591            138,702
Reliastar Financial Corp.                       1,312             54,038
TIG Holdings Inc.                                 962             31,926
UNUM Corp.                                        696             37,845
                                                               1,486,165

Retail Trade -- 4.6%

American Stores Co.                             1,623             33,373
Arbor Drugs Inc.                                2,668             49,358
Costco Cos. Inc.                                1,298             57,923(a)
Dayton Hudson Corp.                             1,555            104,963
Federated Department Stores Inc.                1,715             73,852(a)
Home Depot Inc.                                 3,075            181,041
Lowes Cos. Inc.                                 1,378             65,713
Sears Roebuck & Co.                             3,443            155,796
Toys 'R Us Inc.                                 2,427             76,299(a)
Wal-Mart Stores Inc.                            7,642            301,381
                                                               1,099,699

Technology - Electronics and Equipment -- 5.6%

Analog Devices Inc.                               192              5,316(a)
Applied Materials Inc.                            705             21,238(a,h)
Cisco Systems Inc.                              2,717            151,445(a)
Compaq Computer Corp.                             224             12,642
Hewlett Packard Co.                             1,955            122,187
Intel Corp.                                     4,666            327,786
International Business Machines                 3,986            416,786
Perkin Elmer Corp.                                499             35,460
Pitney Bowes Inc.                               1,603            144,170
Storage Technology Corp.                          369             22,855(a)
Sun Microsystems Inc.                             769             30,664(a)
Varian Associates Inc.                            947             47,883
                                                               1,338,432

Technology - Software & Services -- 4.7%

Automatic Data Processing Inc.                  3,222            197,750
Computer Associates
   International Inc.                           2,284            120,767
Equifax Inc.                                    8,447            299,341
First Data Corp.                               10,269            300,368
Microsoft Corp.                                   339             43,816(a)
Reuters Holdings PLC ADR
   (Class B)                                    2,384            157,940
UNOVA Inc.                                        522              8,580(a)
                                                               1,128,562



----------
See Notes to Schedule of Investments and Financial Statements

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES            VALUE
--------------------------------------------------------------------------------


Transportation -- 1.9%

Burlington Northern Santa Fe                    1,611         $  149,722
Canadian Pacific Ltd.                           3,604             98,209
Continental Airlines Inc.(Class B)              2,068             99,523(a)
Delta Air Lines Inc.                              256             30,464
GATX Corp.                                         58              4,209
Laidlaw Inc.                                      401              5,464
Pittston Brinks Group                             641             25,800
Union Pacific Corp. N.V                           593             37,025
                                                                 450,416

Utilities -- 7.1%

360 Communications Co.                            160              3,230(a)
Airtouch Communications Inc.                    7,422            308,477
American Electric Power Inc.                    1,395             72,017
American Telephone &
   Telegraph Corp.                              1,698            104,002(h)
Bell Atlantic Corp.                             1,539            140,049
Bellsouth Corp.                                 2,176            122,536
CMS Energy Corp.                                  641             28,244
Duke Energy Corp.                               1,507             83,450
El Paso Natural Gas Co.                           417             27,731
Florida Progress Corp.                            962             37,759
FPL Group Inc.                                    966             57,175
GTE Corp.                                       1,282             66,985
MCN Corp.                                         481             19,420
New Century Energies Inc.                         705             33,796
Northern States Power Co.                         316             18,407
NTL Inc.                                        4,054            113,005(a)
PG&E Corp.                                        433             13,179
Pinnacle West Capital Corp.                       426             18,052
SBC Communications Inc.                         3,002            219,896
Sonat Inc.                                        962             44,012
Sprint Corp.                                      782             45,845
U.S. West Inc.                                  1,131             51,036
WorldCom Inc.                                   2,565             77,591(a)
                                                               1,705,894
Total Common Stock
    (Cost $22,201,424)                                        22,752,853


--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------

Airtouch Communications Inc.
   (Class B), 6.00%                               166             5,914
Microsoft Corp. (Series A), $2.20               1,530           137,508
Total Preferred Stock
   (Cost $143,277)                                              143,422
Total Investments in Securities
   (Cost $22,344,701)                                        22,896,275


--------------------------------------------------------------------------------
                                                NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------



Short-Term Investments -- 4.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $990,895)                              990,895       $  990,895
Other Assets and Liabilities,
   net 0.1%                                                       29,634
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $23,916,804
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long Futures Contracts open at December 31, 1997:


                                      NUMBER
                 EXPIRATION               OF     UNDERLYING       UNREALIZED
DESCRIPTION            DATE        CONTRACTS     FACE VALUE         (LOSS)
--------------------------------------------------------------------------------

S&P 500          March 1998            2         $ 489,550        ($ 2,100)


----------

See Notes to Schedule of Investments and Financial Statements

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

James B. May leads a team of portfolio managers for the S&P 500 Index Fund. James has been an investment officer and portfolio manager in the U.S. Structured Products Group at State Street Bank and Trust Company since 1994. From 1991 to 1993, James served as an Investment Support Analyst in the U.S. Passive Services Group at State Street. James holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE PERIOD DECEMBER 30, 1996 THROUGH DECEMBER 31, 1997?

A. The S&P 500 Index Fund posted a total return of 30.33%. This compares with a 31.08% return for the Standard & Poor's 500 Index. Our Lipper peer group of 26 S&P 500 Index Objective annuity funds posted an average return of 32.55% for the one-year period ended December 31, 1997.

   GEIM assumed management responsibility for the fund on May 1, 1997. Effective July 24, 1997, State Street Global Advisors, a division of State Street Bank and Trust Company became the investment sub-adviser of the fund.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

   A. Strong performance was largely due to a good environment for equities in 1997. For much of the year, falling interest rates, low inflation and solid corporate earnings served as a favorable backdrop for stocks, particularly the large-cap stocks that comprise the S&P 500 Index. The financial sector was the best performing industry in the index, followed by health care. Since stocks in the financial sector are interest-rate sensitive, the decline in rates was a positive development for these investments. The sector also benefitted from strong corporate earnings and industry consolidation. Healthcare stocks did particularly well when the economy's growth prospects came into question as a result of the economic and currency crisis in southeast Asia. Healthcare stocks are less sensitive to economic downturns than most other industry groups.

Q. WHAT IS YOUR OUTLOOK FOR THE S&P 500 INDEX FUND?

   A. The stock market may experience above average market volatility in the coming months due to the financial turmoil in Asia and the spillover effect it is likely to have on the earnings of U.S. corporations. However, the foundation of the U.S. economy remains solid, with inflation low and interest rates still trending lower. Since we are passive managers we will maintain a fully invested position at all times in our ongoing effort to duplicate the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



               S&P 500 INDEX FUND      S&P 500

12-87          10000                   10000
12-88          12327.93                11664.54
12-89          15468.67                15343.32
12-90          13886.6                 14858.2
12-91          18659.5                 19401.24
12-92          20223.5                 20900.74
12-93          23134.39                22992.73
12-94          23116.79                23291.23
12-95          31471.44                32024.19
12-96          39185.61                40092.07
12-97          51069.3                 52552.22


 .....     S&P 500 Index Fund (ending value $51,069)
-----     S&P 500 (ending value $52,552)



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                 ONE           FIVE          TEN
                                YEAR           YEAR          YEAR
--------------------------------------------------------------------------------

S&P 500 Index Fund             30.33%*       20.35%         17.71%
--------------------------------------------------------------------------------
S&P 500                        31.08%*       20.25%         18.05%
--------------------------------------------------------------------------------
Lipper peer group average**    32.55%        19.81%         17.52%
--------------------------------------------------------------------------------
Inception date                 4/15/85
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and accumulation of income by investing in common stocks comprised in the Standard & Poor's 500 Composite Stock Price Index.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------
  General Electric Co.                  3.0%
--------------------------------------------------------------------------------
  Coca Cola Co.                         2.1%
--------------------------------------------------------------------------------
  Microsoft Corp.                       1.9%
--------------------------------------------------------------------------------
  Exxon Corp.                           1.9%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                      1.6%
--------------------------------------------------------------------------------
  Royal Dutch Petroleum Co. ADR         1.5%
--------------------------------------------------------------------------------
  Intel Corp.                           1.4%
--------------------------------------------------------------------------------
  Philip Morris Cos. Inc.               1.4%
--------------------------------------------------------------------------------
  Procter & Gamble Co.                  1.3%
--------------------------------------------------------------------------------
  International Business Machines       1.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SECTOR ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



Financial                                 12.4%
Consumer - Stable                         10.9%
Healthcare                                10.6%
Utilities                                  9.7%
Capital Goods                              8.9%
Technology - Electronics and Equipment     8.4%
Consumer - Cyclical                        8.2%
Energy                                     7.9%
Short-Term Investments                     6.1%
Other                                     16.9%+


*    For the period December 30, 1996 through December 31, 1997.

** Lipper performance comparison are based on average annual total returns for the periods indicated in the S&P 500 Objective peer group consisting of 26, 15 and 7 underlying annuity funds, respectively.

+ Percentage of individual sectors are less than 5.5% of the fund's net assets.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                            NUMBER
                                         OF SHARES             VALUE
--------------------------------------------------------------------------------


Common Stock -- 93.6%
--------------------------------------------------------------------------------

Basic Materials -- 4.0%

Air Products & Chemicals Inc.                2,266         $  186,378(h)
Alcan Aluminum Ltd.                          4,477            123,677
Allegheny Teldyne Inc.                       3,502             90,614
Aluminum Co. of America                      3,488            245,468
Armco Inc.                                   1,591              7,856(a)
Asarco Inc.                                    838             18,803
Barrick Gold Corp.                           7,433            138,440
Battle Gold Co.                              4,553             26,749
Bethlehem Steel Corp.                        2,266             19,544(a)
Boise Cascade Corp.                          1,123             33,971
Champion International Corp.                 1,925             87,227
Cyprus Amax Minerals Co.                     1,691             25,999
Dow Chemical Co.                             4,720            479,080
Du Pont de Nemours (E.I.) & Co.             23,111          1,388,104
Eastman Chemical Co.                         1,559             92,858
Echo Bay Mines Ltd.                          2,079              5,068
Ecolab Inc.                                  1,263             70,018
Engelhard Corp.                              2,846             49,449
FMC Corp.                                      753             50,686(a)
Fort James Corp.                             4,384            167,688
Freeport McMoran Copper &
   Gold Inc. (Class A)                       3,984             62,748
Georgia Pacific Corp.                        1,864            113,238
Goodrich (B.F.) Co.                          1,601             66,341
Great Lakes Chemical Corp.                   1,197             53,715
Hercules Inc.                                2,028            101,527
Homestake Mining Co.                         2,889             25,640
Inco Ltd.                                    3,312             56,304
Inland Steel Industries Inc.                   931             15,943
International Paper Co.                      6,081            262,243
Louisiana Pacific Corp.                      2,022             38,418
Mead Corp.                                   1,958             54,824
Monsanto Co.                                12,079            507,318
Morton International Inc.                    2,623             90,166
Nalco Chemical Co.                           1,305             51,629
Newmont Mining Corp.                         3,128             91,885
Nucor Corp.                                  1,809             87,397
Phelps Dodge Corp.                           1,167             72,646
Placer Dome Inc.                             4,774             60,570
Potlatch Corp.                                 530             22,790
PPG Industries Inc.                          3,737            213,476
Praxair Inc.                                 3,135            141,075
Reynolds Metals Co.                          1,485             89,100
Rohm Co.                                     1,254            120,070
Sigma-Aldrich Corp.                          1,991             79,142
Union Camp Corp.                             1,339             71,888
Union Carbide Corp.                          2,401            103,093
USX-US Steel Group Inc.                      1,665             52,031
W.R. Grace & Co.                             1,487            119,611
Westvaco Corp.                               2,020             63,504
Weyerhaeuser Co.                             3,960            194,287
Willamette Industries Inc.                   2,250             72,422
Worthington Industries Inc.                  2,141             35,327
                                                            6,498,045

Capital Goods -- 8.9%

Aeroquip-Vickers Inc.                          517             25,365
AlliedSignal Inc.                           11,644            453,388

--------------------------------------------------------------------------------
                                            NUMBER
                                         OF SHARES            VALUE
--------------------------------------------------------------------------------

AMP Inc.                                    4,377         $   183,834
Armstrong World Industries Inc.               815              60,921
Avery Dennison Corp.                        2,055              91,961
Boeing Co.                                 20,316             994,214
Browning-Ferris Industries Inc.             3,980             147,260
Case Corp.                                  1,495              90,354
Caterpillar Inc.                            7,516             364,996
CBS Corp.                                  14,570             428,904
Centex Corp.                                  530              33,357
Cincinnati Milacron Inc.                      794              20,594
Cooper Industries Inc.                      2,371             116,179
Corning Inc.                                4,613             171,258
Crane Co.                                     885              38,387
Cummins Engine Co. Inc.                       789              46,600
Deere & Co.                                 5,220             304,391
Dover Corp.                                 4,758             171,883
Eaton Corp.                                 1,550             138,337
Emerson Electric Co.                        9,174             517,758
Fleetwood Enterprises Inc.                    730              30,979
Fluor Corp.                                 1,652              61,744
Foster Wheeler Corp.                          806              21,812
General Dynamics Corp.                      1,241             107,269
General Electric Co.                       66,765           4,898,882
General Signal Corp.                        1,044              44,044
Grainger (W.W.) Inc.                          991              96,313
Harnischfeger Industries Inc.                 933              32,947
Honeywell Inc.                              2,592             177,552
Illinois Tool Works Inc.                    4,997             300,445
Ingersoll Rand Co.                          3,299             133,610
Johnson Controls Inc.                       1,741              83,133
Kaufman & Broad Home Corp.                    780              17,501
Lockheed Martin Corp.                       3,976             391,636
Masco Corp.                                 3,295             167,633
McDermott International Inc.                1,119              40,983
Millipore Corp.                               945              32,071
Minnesota Mining &
   Manufacturing Co.                        8,340             684,401
Nacco Industries Inc.                         122              13,077
National Service Industries Inc.              976              48,373
Navistar International Corp. Inc.           1,595              39,576(a)
Northrop Grumman Corp.                      1,361             156,515
Owens Corning                               1,176              40,131
PACCAR Inc.                                 1,660              87,150
Pall Corp.                                  2,478              51,264
Parker Hannifin Corp.                       2,215             101,613
Pulte Corp.                                   411              17,185
Raychem Corp.                               1,732              74,584
Raytheon Co. (Class B)                      6,825             344,650
Rockwell International Corp.                4,168             217,778
Sherwin-Williams Co.                        3,363              93,323
Tenneco Inc.                                3,348             132,246
Textron Inc.                                3,268             204,250
Thermo Electron Corp.                       3,228             143,646(a)
Thomas & Betts Corp.                        1,093              51,644
Timken Co.                                  1,231              42,316
Tyco International Ltd.                    10,900             491,181
United Technologies Corp.                   4,743             345,350
Waste Management Inc.                       9,520             261,800
                                                           14,680,548

Consumer - Cyclical -- 8.2%

American Greetings Corp.
   (Class A)                                1,417              55,440(h)
Black & Decker Corp.                        1,907              74,492
Block H & R Inc.                            2,052              91,955
Briggs & Stratton Corp.                       534              25,932



----------
See Notes to Schedule of Investments and Financial Statements

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            NUMBER
                                          OF SHARES           VALUE
--------------------------------------------------------------------------------

Brunswick Corp.                             1,968         $   59,655
Cendant Corp.                              16,308            560,576(a)
Ceridian Corp.                              1,504             68,902(a)
Chrysler Corp.                             13,490            474,679
Clear Channel Communications
   Inc                                      2,000            158,875(a)
Cognizant Corp.                             3,242            144,472
Comcast Corp. (Class A)                     6,972            220,054
Cooper Tire & Rubber Co.                    1,823             44,436
Dana Corp.                                  2,319            110,153
Darden Restaurants Inc.                     3,086             38,575
Deluxe Corp.                                1,629             56,201
Disney (Walt) Co.                          13,779          1,364,982
Donnelley (R.R.) & Sons Co.                 2,952            109,962
Dow Jones & Co. Inc.                        1,942            104,261
Dun & Bradstreet Corp.                      3,442            106,487
Eastman Kodak Co.                           6,675            405,923
Echlin Inc.                                 1,331             48,166
Ford Motor Co.                             24,500          1,192,844
Fruit of the Loom Inc.                      1,647             42,204(a)
Gannett Inc.                                5,708            352,826
General Motors Corp.                       14,394            872,636
Genuine Parts Co.                           3,596            122,039
Goodyear Tire & Rubber Co.                  3,119            198,446
Harland (John H.) Co.                         460              9,660
Harrahs Entertainment Inc.                  1,835             34,636(a)
Hasbro Inc.                                 2,531             79,727
Hilton Hotels Corp.                         4,988            148,393
Interpublic Group Cos. Inc.                 2,515            125,278
ITT Corp.                                   2,336            193,596(a)
ITT Industries Inc.                         2,363             74,139
Jostens Inc.                                  776             17,897
King World Productions Inc.                   757             43,717
Knight Ridder Inc.                          1,700             88,400
Liz Claiborne Inc.                          1,365             57,074
Marriot International Inc.                  2,711            187,737
Mattel Inc.                                 5,811            216,460
Maytag Corp.                                1,995             74,438
McDonald's Corp.                           14,017            669,312
McGraw Hill Cos. Inc.                       1,985            146,890
Meredith Corp.                                998             35,616
Mirage Resorts Inc.                         3,600             81,900(a)
New York Times Co.                          1,944            128,547
Newell Co.                                  3,171            134,767
Nike Inc.                                   5,804            227,807
Omnicom Group                               3,400            144,075
Polaroid Corp.                                978             47,616
Reebok International Ltd.                   1,130             32,558(a)
Rubbermaid Inc.                             3,036             75,900
Russell Corp.                                 770             20,453
Safety-Kleen Corp.                          1,368             37,535
Service Corp. International                 5,018            185,352
Shared Medical System Corp.                   453             29,898
Snap-On Inc.                                1,209             52,743
Springs Industries Inc.                       400             20,800
Stanley Works                               1,826             86,164
Tele-Communications Inc.
   (Series A)                              10,525            294,042(a)
Time Warner Inc.                           11,388            706,056
Times Mirror Co.                            1,895            116,542
Tribune Co.                                 2,438            151,765
TRW Inc.                                    2,495            133,171
Tupperware Corp.                            1,228             34,231
U.S. West Communications Group             12,626            364,576(a)
VF Corp.                                    2,502            114,936
Viacom Inc. (Class B)                       7,082            293,460(a)
Wendy's International Inc.                  2,631             63,308

--------------------------------------------------------------------------------
                                           NUMBER
                                        OF SHARES              VALUE
--------------------------------------------------------------------------------

Whirlpool Corp.                            1,509         $    82,995
Xerox Corp.                                6,745             497,865
                                                          13,467,205

Consumer - Stable -- 10.9%

Adolph Coors Co.                             765              25,436
Alberto-Culver Co.                         1,033              33,121
Anheuser Busch Cos. Inc.                  10,154             446,776
Archer-Daniels Midland Co.                11,235             243,659
Avon Products Inc.                         2,682             164,608
Ball Corp.                                   554              19,563
Bemis Inc.                                 1,081              47,631
Brown-Forman Corp.                         1,329              73,427
Campbell Soup Co.                          9,376             544,980
Clorox Co.                                 2,042             161,446
Coca Cola Co.                             50,551           3,367,960(h)
Colgate-Palmolive Co.                      6,086             447,321
Conagra Inc.                               9,468             310,669
CPC International Inc.                     2,945             317,324
Crown Cork & Seal Inc.                     2,614             131,027
Fortune Brands Inc.                        3,441             127,532
General Mills Inc.                         3,211             229,988
Gillette Co.                              11,483           1,153,324
Heinz (H.J.) Co.                           7,397             375,860
Hershey Foods Corp.                        2,892             179,123
International Flavours                     2,147             110,570
Kellogg Co.                                8,290             411,391
Kimberly Clark Corp.                      11,436             563,938
Owens Illinois Inc.                        2,800             106,225(a)
Pepsico Inc.                              31,010           1,129,927
Philip Morris Cos. Inc.                   49,379           2,237,486
Pioneer Hi-Bred International Inc.         1,300             139,425
Procter & Gamble Co.                      27,388           2,185,905
Quaker Oats Co.                            2,728             143,902
Ralston Purina Co.                         2,186             203,161
Sara Lee Corp.                             9,881             556,424
Seagram Ltd.                               7,435             240,243
Stone Container Corp.                      1,979              20,656
Supervalu Inc.                             1,200              50,250
Sysco Corp.                                3,436             156,553
Temple Inland Inc.                         1,126              58,904
Unilever N.V                              13,156             821,428
UST Inc.                                   3,679             135,893
Whitman Corp.                              2,049              53,402
Wrigley (W.M.) Junior Co.                  2,334             185,699
                                                          17,912,157

Energy -- 7.9%

Amerada Hess Corp.                         1,790              98,226
Amoco Corp.                               10,023             853,208
Anadarko Petroleum Co.                     1,200              72,825
Apache Corp.                               1,900              66,619
Ashland Oil Inc.                           1,507              80,907
Atlantic Richfield Co.                     6,609             529,546
Baker Hughes Inc.                          3,600             157,050
Burlington Resources Inc.                  3,541             158,681
Chevron Corp.                             13,441           1,034,957
Dresser Industries Inc.                    3,524             147,788
Exxon Corp.                               50,189           3,070,939
Halliburton Co.                            5,336             277,138
Helmerich & Payne Inc.                       471              31,969
Kerr-McGee Corp.                             923              58,437
Mobil Corp.                               16,062           1,159,476
Occidental Petroleum Corp.                 7,010             205,481
ONEOK Inc.                                   707              28,545
Oryx Energy Co.                            2,064              52,632(a)



----------
See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           NUMBER
                                        OF SHARES             VALUE
--------------------------------------------------------------------------------

Pennzoil Co.                                 994         $    66,412
Phillips Petroleum Co.                     5,529             268,848
Rowan Cos. Inc.                            1,777              54,199(a)
Royal Dutch Petroleum Co. ADR             43,816           2,374,279
Schlumberger Ltd.                         10,054             809,347
Sun Co. Inc.                               1,388              58,383
Texaco Inc.                               11,096             603,345
Union Pacific Resources Group Inc.         5,029             121,953
Unocal Corp.                               4,938             191,656
USX-Marathon Group                         5,792             195,480
Western Atlas Inc.                         1,100              81,400(a)
                                                          12,909,726

Financial -- 12.4%

Ahmanson (H.F.) & Co.                      1,974             132,135(h)
American Express Co.                       9,574             854,479(h)
American General Corp.                     5,003             270,476(h)
Banc One Corp.                            11,900             646,319
Bank of New York Inc.                      7,755             448,336
BankAmerica Corp.                         14,214           1,037,622
BankBoston Corp.                           2,983             280,216
Bankers Trust New York Corp.               2,019             227,011
Barnett Banks Inc.                         4,015             288,578
BB&T Corp.                                 2,800             179,375
Beneficial Corp.                           1,106              91,936
Charles Schwab Corp.                       5,558             233,089
Chase Manhattan Corp.                      8,577             939,181
Cipsco Inc.                                  600              26,556
Citicorp                                   9,316           1,177,892
Comerica Inc.                              2,104             189,886
Corestates Financial Corp.                 4,040             323,452
Countrywide Credit Industries              2,100              90,038
Federal Home Loan Mortgage
   Corp                                   14,165             594,045
Federal National Mortgage Assoc           21,776           1,242,593
Fifth Third Bancorp                        3,171             259,229
First Chicago NBD Corp.                    5,960             497,660
First Union Corp.                         12,870             659,587
Fleet Financial Group Inc.                 5,216             390,874
Golden West Financial Corp.                1,155             112,973
Green Tree Financial Corp.                 2,651              69,423
Household International Inc.               2,200             280,637
Huntington Bancshares Inc.                 3,800             136,800
KeyCorp                                    4,564             323,188
MBIA Inc.                                  1,790             119,594
Mellon Bank Corp.                          5,264             319,130
Merrill Lynch & Co. Inc.                   6,817             497,215
MGIC Investment Corp.                      2,259             150,224
Morgan (J.P.) & Co. Inc.                   3,664             413,574
Morgan Stanley, Dean Witter               11,998             709,382
National City Corp.                        4,332             284,829
Nationsbank Corp.                         14,605             888,167
Norwest Corp.                             15,358             593,203
PNC Bank Corp.                             6,308             359,950
Providian Financial Corp.                  1,898              85,766
Republic of New York Corp.                 1,123             128,233
State Street Corp.                         3,200             186,200
Suntrust Banks Inc.                        4,229             301,845
Synovus Financial Corp.                    3,500             114,625
Transamerica Corp.                         1,288             137,172
Travelers Group Inc.                      23,445           1,263,099
United States Bancorp                      5,009             560,695
Wachovia Corp.                             4,266             346,079
Washington Mutual Inc.                     5,301             338,238
Wells Fargo &  Co.                         1,746             592,658
                                                           20,393,464

--------------------------------------------------------------------------------
                                          NUMBER
                                        OF SHARES            VALUE
--------------------------------------------------------------------------------


Healthcare -- 10.6%

Abbott Laboratories                       15,598         $ 1,022,644(h)
Allergan Inc.                              1,276              42,826
Alza Corp.                                 1,761              56,022(a)
American Home Products Corp.              13,327           1,019,515(h)
Amgen Inc.                                 5,348             289,460(h)
Bard (C.R.) Inc.                           1,251              39,172
Bausch & Lomb Inc.                         1,128              44,697
Baxter International Inc.                  5,874             296,270
Becton, Dickinson & Co.                    2,435             121,750
Biomet Inc.                                2,207              56,554
Boston Scientific Corp.                    4,094             187,812(a)
Bristol-Myers Squibb Co.                  20,354           1,925,997(h)
Cardinal Health Inc.                       2,349             176,469
Columbia/HCA Healthcare
   Corp.                                  13,023             385,806(h)
Eli Lilly & Co.                           22,616           1,574,639
Guidant Corp.                              3,112             193,722
HBO & Co.                                  4,000             192,000
Healthsouth Corp.                          8,236             228,549(a)
Humana Inc.                                3,227              66,960(a)
Johnson & Johnson                         27,383           1,803,855
Mallinckrodt Inc.                          1,504              57,152
Manor Care Inc.                            1,237              43,295
Medtronic Inc.                             9,666             505,653
Merck & Co. Inc.                          24,475           2,600,469
Pfizer Inc.                               26,348           1,964,573
Pharmacia & Upjohn Inc.                   10,485             384,013
Schering Plough Corp.                     14,929             927,464(h)
St. Jude Medical Inc.                      1,923              58,652(a)
Tenet Healthcare Corp.                     6,397             211,901(a)
United Healthcare Corp.                    3,747             186,179
United States Surgical Corp.               1,445              42,357
Warner-Lambert Co.                         5,549             688,076
                                                          17,394,503

Insurance -- 3.6%

Aetna Inc.                                 2,952             208,300(h)
Allstate Corp.                             8,738             794,066
American International
   Group Inc.                             14,315           1,556,756(h)
Aon Corp.                                  3,524             206,595
Chubb Corp.                                3,597             272,023
CIGNA Corp.                                1,521             263,228
Cincinnati Financial Corp.                 1,100             154,825
Conseco Inc.                               3,747             170,254
General Reinsurance Corp.                  1,628             345,136
Hartford Financial Services
   Group Inc.                              2,352             220,059
Jefferson-Pilot Corp.                      1,455             113,308
Lincoln National Corp.                     2,056             160,625
Loews Corp.                                2,316             245,785
Marsh & McLennan Cos. Inc.                 3,536             263,653
Progressive Corp.                          1,500             179,813
Safeco Corp.                               2,781             135,574
St. Paul Cos. Inc.                         1,738             142,625
SunAmerica Inc.                            3,900             166,725
Torchmark Corp.                            2,800             117,775
UNUM Corp.                                 2,782             151,271
USF & G Corp.                              2,168              47,832
                                                           5,916,228

Retail Trade -- 4.5%

Albertsons Inc.                            5,147             243,839
American Stores Co.                        5,452             112,107(h)
Autozone Inc.                              3,044              88,276(a)


----------
See Notes to Schedule of Investments and Financial Statements

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES           VALUE
--------------------------------------------------------------------------------

Charming Shoppes Inc.                          1,573         $    7,373(a)
Circuit City Stores Inc.                       2,063             73,365
Costco Cos. Inc.                               4,233            188,898(a)
CVS Corp.                                      3,428            219,606
Dayton Hudson Corp.                            4,538            306,315
Dillards Inc.                                  2,295             80,899
Federated Department Stores Inc.               4,204            181,035(a)
Gap Inc.                                       8,054            285,396
Giant Foods Inc.                               1,092             36,787
Great Atlantic & Pacific Tea Co.
   Inc.                                          770             22,859
Harcourt General Inc.                          1,461             79,990
Home Depot Inc.                               14,856            874,647
K Mart Corp.                                   9,731            112,515(a)
Kroger Co.                                     5,065            187,088(a)
Limited Inc.                                   5,447            138,899
Longs Drug Stores Corp.                          782             25,122
Lowes Cos. Inc.                                3,482            166,048
May Department Stores Co.                      4,656            245,313
Mercantile Stores Inc.                           749             45,595
Nordstrom Inc.                                 1,496             90,321
Penney J.C. Inc.                               5,187            312,841
Pep Boys Manny Moe & Jack                      1,103             26,334
Rite Aid Corp.                                 2,629            154,289
Sears Roebuck & Co.                            8,145            368,561
Tandy Corp.                                    2,028             78,205
TJX Cos. Inc.                                  3,220            110,688
Toys 'R Us Inc.                                5,735            180,294(a)
Tricon Global Restaurants Inc.                 3,011             87,507(a)
Wal-Mart Stores Inc.                          46,112          1,818,542
Walgreen Co.                                  10,250            321,594
Winn Dixie Stores Inc.                         2,940            128,441
Woolworth Corp.                                2,600             52,975(a)
                                                              7,452,564

Technology - Electronics and Equipment -- 8.4%

3Com Corp.                                     7,254            253,437(a)
Advanced Micro Devices Inc.                    2,737             49,095(a,h)
Andrew Corp.                                   1,856             44,544(a)
Apple Computer                                 2,360             30,975(a)
Applied Materials Inc.                         7,300            219,912(a)
Bay Networks Inc.                              4,245            108,513(a)
Cabletron Systems Inc.                         3,126             46,890(a)
Cisco Systems Inc.                            20,635          1,150,373(a)
Compaq Computer Corp.                         15,585            879,578
Data General Corp.                               895             15,607(a)
Dell Computer Corp.                            6,656            559,104(a)
Digital Equipment Corp.                        3,047            112,739(a)
DSC Communications Corp.                       2,350             56,400(a)
EG & G Inc.                                      705             14,673
EMC Corp.                                     10,336            283,594(a)
General Semiconductor Inc.                         1                  9(a)
Harris Corp.                                   1,662             76,244
Hewlett Packard Co.                           21,341          1,333,812
Ikon Office Solutions Inc.                     2,910             81,844
Intel Corp.                                   33,302          2,339,465
International Business Machines               19,865          2,077,134
KLA-Tencor Corp.                               1,700             65,662(a)
LSI Logic Corp.                                2,996             59,171(a)
Lucent Technologies Inc.                      13,027          1,040,532
Micron Technology Inc.                         4,227            109,902(a)
Moore Corp. Ltd.                               1,774             26,832
Motorola Inc.                                 12,251            699,073
National Semiconductor Corp.                   3,583             92,934(a)
NextLevel Systems Inc.                         2,943             52,606(a)
Northern Telecom Ltd.                          5,457            485,673

--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Perkin Elmer Corp.                               850         $    60,403
Pitney Bowes Inc.                              2,916             262,258
Scientific-Atlanta Inc.                        1,553              26,013
Seagate Technology                             4,890              94,132(a)
Silicon Graphics Inc.                          3,533              43,942(a)
Sun Microsystems Inc.                          7,695             306,838(a)
Tektronix Inc.                                 1,038              41,196
Tellabs Inc.                                   3,776             199,656(a)
Texas Instruments Inc.                         7,984             359,280
                                                              13,760,045

Technology - Software & Services -- 3.3%

Adobe Systems Inc.                             1,498              61,793(h)
Autodesk Inc.                                    912              33,744
Automatic Data Processing Inc.                 6,059             371,871
Computer Associates International
   Inc .                                      11,181             591,195
Computer Sciences Corp.                        1,541             128,673(a)
Equifax Inc.                                   3,000             106,313
First Data Corp.                               8,881             259,769
Microsoft Corp.                               24,564           3,174,897(a)
Novell Inc.                                    6,466              48,495(a)
Oracle Systems Corp.                          20,272             452,319(a)
Parametric Technology Corp.                    2,503             118,580(a)
Unisys Corp.                                   3,509              48,687(a)
                                                               5,396,336

Transportation -- 1.2%

AMR Corp.                                      1,857             238,624(a,h)
Burlington Northern Santa Fe                   3,183             295,820
Caliber System Inc.                              784              38,171
CSX Corp.                                      4,538             245,052
Delta Air Lines Inc.                           1,491             177,429
Federal Express Corp.                          2,303             140,627(a)
Laidlaw Inc.                                   6,488              88,399
Norfolk Southern Corp.                         7,901             243,450
Ryder System Inc.                              1,531              50,140
Southwest Airlines Co.                         4,296             105,789
U.S. Airways Group Inc.                        1,807             112,938(a)
Union Pacific Corp. N.V                        4,954             309,315
                                                               2,045,754

Utilities -- 9.7%

Airtouch Communications Inc.                  10,386             431,668(a,h)
Alltel Corp.                                   3,794             155,791(h)
American Electric Power Inc.                   3,797             196,020(h)
American Telephone & Telegraph
   Corp.                                      33,092           2,026,885(h)
Ameritech Corp.                               11,202             901,761(h)
Baltimore Gas & Electric Co.                   3,103             105,696
Bell Atlantic Corp.                           15,834           1,440,894
Bellsouth Corp.                               20,199           1,137,456
Carolina Power & Light Co.                     3,060             129,859
Central & South West Corp.                     4,248             114,962
CINergy Corp.                                  3,153             120,799
Coastal Corp.                                  2,271             140,660
Columbia Gas Systems Inc.                      1,123              88,226
Consolidated Edison Co. of
   New York Inc.                               4,907             201,187
Consolidated Natural Gas Co.                   1,915             115,858
Dominion Resources Inc.                        3,689             157,013
DTE Energy Co.                                 2,866              99,414
Duke Energy Corp.                              7,467             413,485
Eastern Enterprises                              402              18,090
Edison International                           7,942             215,923


----------
See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------

Enron Corp.                                   6,500         $   270,156
Entergy Corp.                                 4,847             145,107
FirstEnergy Corp.                             4,577             132,733(a)
FPL Group Inc.                                3,631             214,910
Frontier Corp.                                3,243              78,035
GPU Inc.                                      2,400             101,100
GTE Corp.                                    19,661           1,027,287
Houston Industries Inc.                       6,918             184,624
MCI Communications Corp.                     14,125             604,727
Niagara Mohawk Power Corp.                    2,854              29,967(a)
Nicor Inc.                                      943              39,783
Northern States Power Co.                     1,430              83,298
Pacific Enterprises                           1,669              62,796
Pacificorp                                    6,299             172,041
Peco Energy Co.                               4,422             107,234
Peoples Energy Corp.                            721              28,389
PG&E Corp.                                    9,154             278,625
PP&L Resources Inc.                           3,422              81,914
Public Service Enterprise Group               4,659             147,632
SBC Communications Inc.                      18,690           1,369,043
Sonat Inc.                                    1,787              81,755
Southern Co.                                 14,158             366,338
Sprint Corp.                                  8,826             517,424
Texas Utilities Co.                           5,087             211,419
U.S. West Inc.                                9,856             444,752(a)
Unicom Corp.                                  4,319             132,809
Union Electric Co.                            2,024              87,538
Williams Cos. Inc.                            6,686             189,715
WorldCom Inc.                                18,398             556,540(a)
                                                             15,959,338
Total Common Stock
    (Cost $123,391,790)                                     153,785,913


                                           PRINCIPAL
                                              AMOUNT              VALUE
--------------------------------------------------------------------------------

Bonds and Notes -- 0.4%
--------------------------------------------------------------------------------

U.S. Treasury Bills
5.07%      03/05/98
 (Cost $693,703)                            $700,000            693,777(d)


                                              NUMBER
                                           OF SHARES              VALUE
--------------------------------------------------------------------------------

Preferred Stock -- 0.2%
--------------------------------------------------------------------------------

MBNA Corp.
   (Cost $202,957)                            10,483            286,317

Total Investments in Securities
   (Cost $124,288,450)                                      154,766,007


--------------------------------------------------------------------------------
                                            NUMBER
                                         OF SHARES                 VALUE
--------------------------------------------------------------------------------

Short-Term Investments -- 6.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund            5,995,040           $  5,995,040

Money Market Obligations Trust            2,147,586              2,147,586

Valiant Fund                              1,816,116              1,816,116

TOTAL SHORT-TERM INVESTMENTS
    (Cost $9,958,742)                                            9,958,742
Other Assets and Liabilities,
   net (0.3%)                                                     (430,668)
                                                              ------------

NET ASSETS -- 100%                                            $164,294,081
                                                              ============

OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long Futures Contracts open at December 31, 1997:

                                      NUMBER
                 EXPIRATION               OF       UNDERLYING       UNREALIZED
DESCRIPTION            DATE        CONTRACTS       FACE VALUE             GAIN
--------------------------------------------------------------------------------

S&P 500          March 1998             37         $ 9,056,675        $ 76,725
S&P 500           June 1998              2             494,550           6,300
                                                                      --------
                                                                      $ 83,025
                                                                      ========


----------

See Notes to Schedule of Investments and Financial Statements

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

David Carlson, Ralph Layman and Robert MacDougall share portfolio management responsibility for the Total Return Fund. Dave Carlson manages the domestic equity portion, Ralph Layman manages the international equity portion and Bob MacDougall manages the fixed income portion of the Fund. Please refer to page 3 for Ralph's biographical details, page 10 for Dave's biographical details, and page 38 for Bob's biographical details.



Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE PERIOD DECEMBER 30, 1996 THROUGH DECEMBER 31, 1997?

A. The Total Return Fund posted a total return of 17.99%. The Total Return Fund allocates its invest-ments among several asset classes and, therefore, must be compared with multiple benchmarks. Specifically, for the same period, U.S. stocks as measured by the S&P 500 returned 31.08% and fixed income securities, as measured by the Lehman Bros. Aggregate Bond Index returned 9.12%. Our Lipper peer group of 75 Flexible annuity funds posted an average return of 18.92% for the one-year period ended December 31, 1997.

   GEIM assumed portfolio management responsibility for the fund on May 1, 1997.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Last year, U.S. stocks once again outperformed international stocks by a wide margin. While our international holdings did well versus their respective benchmark, they lagged the U.S. return. The Total Return Fund is somewhat unique versus its peer balanced funds in that it holds a higher-than-average weighting in international stocks. This allocation decision negatively impacted our peer ranking. Our exposure to U.S. stocks participated in the strong U.S. stock market, and the U.S. fixed income securities benefited from low inflation and the resulting decline in interest rates.

Q. WHAT SECTORS AND INDIVIDUAL SECURITIES CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. In the U.S., the fund enjoyed superior investment results from its exposure to financial services and healthcare stocks, two of the market's top performing industry groups. In the financial services sector, we realized excellent performance from American Express, Travelers Group, and Federal National Mortgage Association, among others. Some of our better performing healthcare stocks were Eli Lilly, Bristol-Myers and Pfizer. NTT Data, a leading networking, integration systems and consulting company in Japan, was among our top international stock holdings.

Q. WHAT WERE SOME REASONS THAT HAMPERED THE FUND'S PERFORMANCE?

A. Our exposure to the Japanese market was a drag on performance. However, while the Japanese market was down about 24% due to an anemic economy, our holdings there advanced 9%. Our above-average cash position also hindered our investment results.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Fundamentally, the economic backdrop for U.S. stocks continues to be in good shape. Inflation remains subdued and interest rates remain low. However, given the current level of valuations, we don't expect returns to be as high in the U.S. as they were last year. The turmoil in Asia is likely to keep U.S. economy from growing too strongly, which should keep interest rates from spiking. And that should be good news for domestic fixed income securities. Asia markets are likely to be jittery until economic stability returns to the region. The direction of the Japanese market depends on how the government plans to revive the economy. Finally, low interest rates and corporate restructuring should continue to help bolster stock prices in Europe.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]




               TOTAL RETURN FUND     LB AGGREGATE          S&P 500

12-87          10000                 10000                 10000
12-88          11796.04              10788.97              11664.54
12-89          13590.03              12356.53              15343.32
12-90          13537.87              13460.53              14858.2
12-91          17241.12              15614.29              19401.24
12-92          18531.39              16768.82              20900.74
12-93          21042.9               18403.91              22992.73
12-94          21574.9               17866.78              23291.23
12-95          27631.32              21167.87              32024.19
12-96          30559.24              22045.47              40092.07
12-97          36055.63              24057.08              52552.22


-----     Total Return Fund (ending value $36,056)
 .....     S&P 500 (ending value $52,552)
-----     LB Aggregate (ending value $24,057)



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                  ONE          FIVE            TEN
                                 YEAR          YEAR           YEAR
--------------------------------------------------------------------------------

Total Return Fund               17.99%*       14.24%         13.68%
--------------------------------------------------------------------------------
S&P 500                         31.08%*       20.25%         18.05%
--------------------------------------------------------------------------------
LB Aggregate                     9.12%*        7.49%          9.18%
--------------------------------------------------------------------------------
Lipper peer group average**     18.92%        13.00%         12.87%
--------------------------------------------------------------------------------
Inception date                  7/1/85
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE

Amutual fund designed for investors who seek to maximize total return through current income and capital appreciation by investing in a range of securities, including, common stocks, bonds and money market instruments.



--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


  U.S. Treasury Notes 5.88% 8/31/99     2.6%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 6.50% 8/31/01     2.2%
--------------------------------------------------------------------------------
  Travelers Group Inc.                  1.8%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.      1.6%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 10.63% 8/15/15    1.6%
--------------------------------------------------------------------------------
  Dover Corp.                           1.5%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 5.75% 11/15/00    1.5%
--------------------------------------------------------------------------------
  Schlumberger Ltd.                     1.4%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 7.75% 1/31/00     1.4%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 6.13% 11/15/27    1.3%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 ASSET ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



Domestic Equity          46.6%
Foreign Equity           16.1%
Bonds & Notes            33.9%
Other                     3.4%


*    For the period December 30, 1996 through December 31, 1997.

** Lipper performance comparisons are based on average annual total returns for the periods indicated in the Flexible peer group consisting of 75, 50 and 25 underlying annuity funds, respectively.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                 NUMBER
                                               OF SHARES            VALUE
--------------------------------------------------------------------------------


Domestic Equity -- 46.3%
--------------------------------------------------------------------------------

Basic Materials -- 1.1%

Air Products & Chemicals Inc.                     1,527         $  125,596
Airgas Inc.                                       7,682            107,548(a)
Du Pont de Nemours (E.I.) & Co.                     868             52,134
Morton International Inc.                         7,081            243,409
                                                                   528,687

Capital Goods -- 5.5%

AlliedSignal Inc.                                15,866            617,782
AMP Inc.                                          2,592            108,864
Browning-Ferris Industries Inc.                   1,281             47,397
Dover Corp.                                      20,824            752,267
Emerson Electric Co.                              4,065            229,418
Hubbell Inc. (Class B)                            7,482            368,956
Molex Inc. (Class A)                              6,441            185,179
Sherwin-Williams Co.                              2,470             68,543
Textron Inc.                                      1,240             77,500
Tyco International Ltd.                           2,884            129,960
United Technologies Corp.                           865             62,983
Waste Management Inc.                             3,741            102,878
                                                                 2,751,727

Consumer - Cyclical -- 5.0%

Carnival Corp. (Class A)                          3,300            182,737
Catalina Marketing Corp.                          2,071             95,784(a)
Cendant Corp.                                     3,140            107,937(a)
Circus Circus Enterprises Inc.                    3,540             72,570(a)
Comcast Corp. (Class A)                           7,141            225,388
Disney (Walt) Co.                                 4,977            493,034
Gannett Inc.                                      3,781            233,713
Harman International Industries Inc.              3,274            138,940
Interpublic Group Cos. Inc.                       5,144            256,235
McDonald's Corp.                                  2,560            122,240
Metromedia International Group
   Inc                                            1,801             17,110(a)
Stanley Works                                     1,737             81,965
Tele-Communications Inc.
   (Series A)                                     5,411            151,170(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)                         4,208            152,540(a)
Tele-Communications TCI Ventures
   Group                                          2,899             82,078(a)
Time Warner Inc.                                  1,706            105,772
                                                                 2,519,213

Consumer - Stable -- 3.7%

Anheuser Busch Cos. Inc.                          2,939            129,316
Avon Products Inc.                                3,221            197,689
Coca Cola Co.                                       663             44,172
Colgate-Palmolive Co.                             1,440            105,840
Gillette Co.                                      1,269            127,455
Kimberly Clark Corp.                              8,083            398,593
Pepsico Inc.                                      9,887            360,257
Philip Morris Cos. Inc.                           9,018            408,628
Procter & Gamble Co.                              1,213             96,813
                                                                 1,868,763

--------------------------------------------------------------------------------
                                             NUMBER
                                           OF SHARES           VALUE
--------------------------------------------------------------------------------


Energy -- 2.7%

Amoco Corp.                                     947         $   80,613
Anadarko Petroleum Co.                        2,514            152,569
Atlantic Richfield Co.                        2,199            176,195
Baker Hughes Inc.                             4,210            183,661
Burlington Resources Inc.                     1,335             59,825
Exxon Corp.                                   3,367            206,018
Nabors Industries Inc.                        1,964             61,743(a)
Texaco Inc.                                   2,424            131,805
Union Pacific Resources
   Group Inc.                                 3,206             77,746
Unocal Corp.                                  6,064            235,359
                                                             1,365,534

Financial -- 6.5%

American Express Co.                          2,405            214,646
Citicorp                                      3,895            492,474
Countrywide Credit Industries                 2,514            107,788
Federal National Mortgage Assoc              14,100            804,581
Green Tree Financial Corp.                      393             10,292
Morgan Stanley, Dean Witter                   1,202             71,068
State Street Corp.                            4,743            275,983
Travelers Group Inc.                         16,889            909,895
Wells Fargo &  Co.                            1,122            380,849
                                                             3,267,576

Healthcare -- 8.5%

Abbott Laboratories                           8,283            543,054
American Home Products Corp.                  1,603            122,629
Bristol-Myers Squibb Co.                      4,737            448,239
Cardinal Health Inc.                          5,478            411,535
Dentsply International Inc.                   4,542            138,531
Eli Lilly & Co.                               2,070            144,124
Johnson & Johnson                             9,219            607,301
Lincare Holdings Inc.                         3,140            178,980(a)
Merck & Co. Inc.                              4,543            482,694
Pfizer Inc.                                   7,214            537,894
Scherer (R.P.) Corp.                          2,606            158,966(a)
Sun Healthcare Group Inc.                     3,140             60,837(a)
Sybron International Corp.                    2,005             94,110(a)
Tenet Healthcare Corp.                        2,272             75,260(a)
Watson Pharmaceuticals Inc.                   6,948            225,376(a)
                                                             4,229,530

Insurance -- 3.1%

American International Group
   Inc.                                       3,359            365,291
Chubb Corp.                                   2,872            217,195
General Reinsurance Corp.                     1,136            240,832
Loews Corp.                                   3,474            368,679
Marsh & McLennan Cos. Inc.                    3,874            288,855
UNUM Corp.                                    1,470             79,931
                                                             1,560,783

Miscellaneous -- 1.2%

SPDR Trust                                    6,000            581,625

Retail Trade -- 1.1%

Arbor Drugs Inc.                              7,314            135,309
Home Depot Inc.                               3,128            184,161
Toys 'R Us Inc.                               6,880            216,290(a)
                                                               535,760



----------

See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           NUMBER
                                        OF SHARES             VALUE
--------------------------------------------------------------------------------


Technology - Electronics and Equipment -- 1.3%

Applied Materials Inc.                      1,068         $   32,174(a)
Cisco Systems Inc.                          2,606            145,257(a)
Comverse Technology Inc.                      628             24,492(a)
Hewlett Packard Co.                         1,603            100,187
Intel Corp.                                 5,184            364,176
                                                             666,286

Technology - Software & Services -- 3.8%

Automatic Data Processing Inc.              7,749            475,595
Equifax Inc.                               16,700            591,806
First Data Corp.                           21,446            627,295
Microsoft Corp.                             1,414            182,760(a)
                                                           1,877,456

Transportation -- 0.5%

Pittston Brinks Group                       2,673            107,588
Union Pacific Corp. N.V                     2,472            154,346
                                                             261,934

Utilities -- 2.3%

Airtouch Communications Inc.               15,498            644,136(a)
Bell Atlantic Corp.                         1,470            133,770
GTE Corp.                                     668             34,903
NTL Inc.                                   10,154            283,043(a)
WorldCom Inc.                               1,202             36,360(a)
                                                           1,132,212
Total Domestic Equity
    (Cost $18,488,189)                                    23,147,086


--------------------------------------------------------------------------------
Foreign Equity -- 16.1%
--------------------------------------------------------------------------------

Basic Materials -- 0.6%

BASF AG                                        244              8,647
Billiton PLC                                14,682             37,620(a)
Fresenius Medical Care AG                      605             40,189(a)
Iscor Ltd.                                  19,910              5,891
Johnson Matthey PLC                            586              5,246
Montedison S.p.A                            78,875             70,849
SGL Carbon AG                                  844            108,846
Usinor Sacilor                               3,130             45,193
                                                              322,481

Capital Goods -- 1.6%

ABB AG                                          96            120,558
Barlow Ltd.                                  2,948             25,018
Grupo Carso S.A. de C.V. ADR                 2,988             35,856
Holderbank Financiere Glarus AG                 44             35,894
Lyonnaise Des Eaux S.A                         924            102,249
Mannesmann AG                                  229            115,712
PT Mulia Industrindo                        37,000              4,204
Schneider S.A                                1,590             86,336
Siebe PLC                                    9,578            187,996
Siemens AG                                     272             16,103
VA Technologie AG                              529             80,325
                                                              810,251

--------------------------------------------------------------------------------
                                             NUMBER
                                          OF SHARES            VALUE
--------------------------------------------------------------------------------


Consumer - Cyclical -- 2.6%

Airtours PLC                                 7,579         $  154,362
Autoliv Inc. SDR                             3,404            110,824
Canon Inc.                                   6,000            139,695
Comcast UK Cable Partners Ltd.
   (Class A)                                 3,807             35,929(a)
Cordiant PLC                                 6,793             12,273(a)
Daimler-Benz AG                              1,217             85,375
Electrolux AB (Series B)                       243             16,863
Granada Group PLC                            8,169            124,784
Honda Motor Co.                              3,000            110,056
Industrie Natuzzi S.p.A. ADR                   638             13,159
Johnson Electric Holdings                   10,000             28,778
Kinnevik AB (Series B)                         757             12,537
LucasVarity PLC                             23,989             84,714
Michelin CGDE (Regd.) (Class B)              1,117             56,235
Reed International PLC                       9,181             87,463
Renault S.A                                  2,133             60,001(a)
Sony Corp.                                   1,800            159,914
                                                            1,292,962

Consumer - Stable -- 0.4%

Coca Cola Amatil Ltd.                        7,671             57,325
Gruma S.A. de C.V. (Series B)                3,632             14,401(a)
Nestle S.A. (Regd.)                             18             26,966
Panamerican Beverages Inc.
   (Class A)                                 1,936             63,162
San Miguel Corp.                            13,330             16,292
                                                              178,146

Energy -- 3.2%

Coflexip S.A. ADR                            1,669             92,629
ENI S.p.A. (Regd.)                           2,217             12,570
OMV AG                                         297             41,147
Repsol S.A                                   3,480            148,474
Royal Dutch Petroleum Co. ADR                7,519            407,436
Schlumberger Ltd.                            8,684            699,062
Total S.A. (Class B)                         1,789            194,699
Veba AG                                         77              5,243
                                                            1,601,260

Financial -- 2.0%

Alpha Credit Bank (Regd.)                      330             19,256
Banco Comercial Portugues
   (Regd.)                                   3,352             68,552
Banco Comercial Portugues ADR                1,363             27,601
Banco Santander S.A. (Regd.)                 1,781             59,503
Bank of Scotland PLC                         5,487             49,838
Bayerische Vereinsbank AG                    1,404             91,859
Cheung Kong (Holdings) Ltd.                  2,000             13,098
Credito Italiano                            25,593             78,920
Den Danske Bank                                881            117,391
HSBC Holdings PLC (Regd.)                    2,045             50,406
ING Groep N.V                                3,211            135,240
Investor AB (Series B)                         178              8,676
Istituto Bancario San Paolodi
   Torino                                    4,488             42,876
Merita Ltd. (Series A)                      12,393             67,752
Metro Bank & Trust Co.                       3,480             23,415
National Westminster Bank PLC                2,445             40,641
Sumitomo Realty & Development                4,000             22,976
Sumitomo Sitix Corp.                         1,000             10,646
Uniao de Banco Brasiliero
   S.A. GDR                                  1,902             61,221(a)
                                                              989,867



----------
See Notes to Schedule of Investments and Financial Statements

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------


Healthcare -- 1.1%

Medeva PLC                                         9,291         $ 24,722
Novartis AG (Regd.)                                  126          204,366
PT Astra International Inc.                       23,500            6,089
Roche Holdings AG                                      6           59,560
Smithkline Beecham PLC ADR                         4,208          216,449
Teva Pharmaceutical Industries
   Ltd. ADR                                        1,168           55,261
                                                                  566,447

Insurance -- 1.0%

AXA-UAP                                            2,641          204,356
Commercial Union PLC                               3,541           49,379
Pohjola Insurance Group
   (Series B)                                        527           19,529
Royal & Sun Alliance Insurance
   Group                                           6,950           69,976
Sampo Insurance Co. Ltd.                             392           12,729
Schw Rueckversicher (Regd.)                           35           65,439
ZurichVersicherungsgesellschaft
   (Regd.)                                           148           70,495
                                                                  491,903

Miscellaneous -- 0.0%

Saatchi &  Saatchi PLC                             6,793           12,162(a)

Retail Trade -- 0.4%

Carrefour S.A                                        190           99,128
Credit Saison Co. Ltd.                             3,600           88,780
Giordano International Ltd.                       50,000           17,260
                                                                  205,168

Technology - Electronics and Equipment -- 0.4%

Brambles Industries Ltd.                           4,650           92,283
ECI Telecommunications Ltd.                        3,474           88,587
NetCom Systems AB (Series B)                       1,002           21,517
                                                                  202,387

Technology - Software & Services -- 1.5%

Cap Gemini S.A                                     1,172           96,101
Dimension Data Holdings Ltd.                      12,179           52,555
NTT Data Corp.                                         2          107,682
Reuters Holdings PLC ADR
   (Class B)                                       7,214          477,927
SEMA Group PLC                                       669           16,263
                                                                  750,528

Transportation -- 0.5%

IHC Caland N.V                                     1,608           83,428
Railtrack Group PLC                               10,243          162,689
                                                                  246,117

Utilities -- 0.8%

Telecom Italia Mobile S.p.A                       29,194          134,748
Telecomunicacoes Brasileiras S.A
   ADR                                             1,316          153,232

--------------------------------------------------------------------------------
                                                  NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Telefonica del Peru S.A. ADR
   (Class B)                                        3,786     $   88,261
                                                                 376,241
Total Foreign Equity
    (Cost $7,267,183)                                          8,045,920


                                            PRINCIPAL
                                             AMOUNT             VALUE
--------------------------------------------------------------------------------

Bonds and Notes -- 33.9%
--------------------------------------------------------------------------------

Federal Agencies -- 1.2%

Federal Home Loan Bank
6.15%      10/23/00                       $   30,000             29,991
6.172%     11/24/00                           55,000             55,017
                                                                 85,008
Federal National Mortgage Assoc.
7.05%      12/10/98                          105,000            106,280
5.96%      07/23/99                          120,000            120,281
5.82%      08/25/99                           50,000             50,023(a)
6.41%      07/08/02                           45,000             45,822(a)
5.45%      10/10/03                           40,000             38,938
6.99%      07/09/07                           80,000             82,013
                                                                443,357

Small Business Administration
6.55%      10/01/17                           70,000             70,053
Total Federal Agencies
   (Cost $593,820)                                              598,418

U.S. Treasuries -- 16.7%

U.S. Treasury Bonds
12.00%     05/15/05                           37,000             50,603
12.50%     08/15/14                          138,000            213,318
10.625%    08/15/15                          532,000            799,580
6.625%     02/15/27                          415,000            450,532
6.375%     08/15/27                          313,000            330,118
6.125%     11/15/27                          649,000            666,951(h)
                                                              2,511,102
U.S. Treasury Notes
6.00%      05/31/98                          300,000            300,516
5.875%     07/31/99 - 08/31/99             1,829,000          1,834,535
7.125%     09/30/99                          339,000            347,051
7.75%      01/31/00                          663,000            689,520
5.75%      11/15/00                          737,000            738,378
6.50%      08/31/01                        1,075,000          1,101,703
5.625%     12/31/02                          234,000            233,123
6.50%      08/15/05                           15,000             15,652
6.125%     08/15/07                          417,000            428,534
                                                              5,689,012
U.S. Treasury STRIP
6.02%      08/15/11                          283,000            126,255(d)
Total U.S. Treasuries
   (Cost $8,149,316)                                          8,326,369

Asset Backed -- 0.4%

California Infrastructure
6.42%      12/26/09                           14,000             14,163
Carco Auto Loan Master Trust
6.689%     08/15/04                           55,000             55,172
Fleetwood Credit Grantor Trust
6.40%      05/15/13                           27,391             27,537



----------

See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT           VALUE
--------------------------------------------------------------------------------


IMC Home Equity Loan Trust
7.23%      05/20/27                        $   28,000        $   28,726
Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24                           48,942             49,027
Tiers Trust
6.69%      11/15/03                           35,000             35,126
Total Asset Backed
   (Cost $207,911)                                              209,751

Corporate Notes -- 7.3%

Airtouch Communications Inc.
7.00%      10/01/03                          212,000            217,063
Brunswick Corp. - Pennsylvania
6.75%      12/15/06                          200,000            202,078
Chrysler Financial Corp.
6.95%      03/25/02                          500,000            512,185
Columbia University Trustees
6.83%      12/15/20                           25,000             25,933
Commercial Credit Group Inc.
6.00%      06/15/00                           64,000             63,743
Deutsche Bank Financial Inc.
6.70%      12/13/06                          125,000            126,721
Ford Motor Credit Corp.
7.32%      05/23/02                           69,000             69,820
Hydro-Quebec
8.25%      04/15/26                          125,000            145,736
Korea Development Bank
6.625%     11/21/03                           20,000             15,561
7.375%     09/17/04                            5,000              4,001
Merrill Lynch & Co. Inc.
7.00%      01/15/07                          500,000            517,420
NationsBank Corp.
7.50%      09/15/06                          424,000            452,234
New Jersey Economic Development
   Authority
7.425%     02/15/29                           25,000             27,601
Niagara Mohawk Power Corp.
9.50%      06/01/00                           25,000             26,451
Norfolk Southern Corp.
7.90%      05/15/97                           55,000             62,448
Oracle Corp.
6.72%      02/15/04                          250,000            249,467
Paramount Communications Inc.
7.50%      01/15/02                           75,000             76,839
Raytheon Co.
7.20%      08/15/27                          100,000            104,324
Republic New York Corp.
7.20%      07/15/97                           25,000             26,085
Republic of Argentina
9.50%      11/30/02                           32,000             31,820
Southdown Inc.
10.00%     03/01/06                          212,000            232,670
Tele-Communications Inc.
6.469%     12/20/00                           26,000             26,216
Tribune Co. (new)
6.875%     11/01/06                          200,000            205,982
US West Capital Funding Inc.
6.85%      01/15/02                          200,000            202,252
Videotron Holdings PLC
11.00%     08/15/05                           25,000             22,112
Washington Mutual Capital
8.375%     06/01/27                           22,000             24,252
Total Corporate Notes
   (Cost $3,547,685)                                          3,671,014

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT            VALUE
--------------------------------------------------------------------------------

Mortgage Backed -- 8.3%

Federal Home Loan Mortgage Corp.
7.50%      06/01/10                       $  194,825         $  200,474
9.00%      04/01/25 - 10/01/25               113,210            120,844
4.95%      04/01/27                           83,912             60,548(d,f)
                                                                381,866
Federal National Mortgage Assoc.
7.00%      08/01/27                          249,999            252,577
7.50%      09/01/27 - 11/01/27             2,309,567          2,363,680
6.103%     03/01/33                           27,081             27,072(e)
6.139%     05/01/36                           37,901             37,890(e)
6.142%     05/01/36                           84,971             84,945(e)
7.00%      TBA                               567,000            571,253(c)
                                                              3,337,417
Government National Mortgage Assoc.
7.50%      12/15/23                           21,698             22,301
6.50%      04/15/24                          195,514            193,987
                                                                216,288
Collateralized Mortgage Obligations
Federal National Mortgage Assoc.
8.00%      08/25/23                          110,000             32,175(f)
5.15%      12/15/24                          110,000             74,353(f)
Mid State Trust
7.54%      07/01/35                           15,466             16,230
Morgan Stanley Capital Inc.
6.59%      10/03/30                           18,915             19,113
Residential Assets Securitization
   Trust
7.75%      06/25/27                           32,610             33,817
Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24                           35,958             35,616
Structured Asset Securities Corp.
6.79%      06/12/04                           27,899             28,496
                                                                239,800
Total Mortgage Backed
   (Cost $4,126,313)                                          4,175,371
Total Bonds and Notes
    (Cost $16,625,045)                                       16,980,923

                                               NUMBER
                                            OF SHARES            VALUE
--------------------------------------------------------------------------------

Preferred Stock -- 0.3%
--------------------------------------------------------------------------------

Domestic Preferred -- 0.3%

Microsoft Corp. (Series A), $2.20              1,209            108,659
New Plan Realty Trust, 7.80%                     593             30,762
                                                                139,421

Foreign Preferred -- 0.0%

Fresenius Medical Care AG                        408             21,999(a)
Telecomunicacoes de Sao Paulo
   S.A. (receipts)                               838                223(a)
Telecomunicacoes de Sao Paulo
   S.A. - Telesp                              20,000              5,322
                                                                 27,544
Total Preferred Stock
   (Cost $172,866)                                              166,965
Total Investments in Securities
   (Cost $42,553,283)                                        48,340,894



----------

See Notes to Schedule of Investments and Financial Statements

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  NUMBER
                                               OF SHARES             VALUE
--------------------------------------------------------------------------------

Short-Term Investments -- 4.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $2,188,990)                           2,188,990           $ 2,188,990


                                                         Number
                                   Expiration Date/        of
                                      Strike Price     Contracts      Value
--------------------------------------------------------------------------------
Call Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond                  Jan. 98/106.19      125,000       (391)
U.S. Treasury Bond                  Jan. 98/105.50      135,000       (496)
    (Premium $(887))


--------------------------------------------------------------------------------
Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond                 Jan. 98/100.19      125,000       (400)
U.S. Treasury Bond                 Jan. 98/99.50       135,000       (538)
   (Premium $(938))
Other Assets and Liabilities,
   net (1.0%)                                                    (520,864)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                            $50,007,195
================================================================================



----------
See Notes to Schedule of Investments and Financial Statements

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------


Q&A

William R. Wright, portfolio manager of the Global Income Fund, joined GEIM in 1993 and assumed responsibility for GE Investments (US) Limited (GEIUS) at its inception in 1995. He is also a Vice President of GEIM. Prior to joining GEIM, Bill worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Bill received his B.A. in political science/Asian studies from Wittenberg University and an MBA in finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD MAY 1, 1997 (INCEPTION OF THE FUND) THROUGH DECEMBER 31, 1997?

A. The Global Income Fund posted a total return of 3.41% from May 1, 1997, though December 31, 1997. The JP Morgan Global Government Bond Index return for the same period was 6.13%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. During the year, interest rates trended lower in most major regions of the world, which enabled bond prices to rise in value. The main reason for the decline in interest rates was that global inflation remained under control, due in large part to the economic and currency problems in Asia.

Q. WHAT WERE SOME REASONS THAT HAMPERED PERFORMANCE?

A. The fund's relatively conservative investment approach was one reason. For much of the period, the fund's average duration was below that of its index, because we feared renewed inflation. The other reason was our decision to hedge the currency in U.S. dollars late in the year. While the dollar performed well during much of the year, it fell sharply against most major currencies in October.

Q. WHAT IS YOUR ASSET ALLOCATION?

A. At year end, the fund had approximately 55% of its assets in European bonds. Most of those assets were invested in Germany, Spain and the United Kingdom. About 6% was invested in the United States. We had roughly 16% invested in Canada and approximately 5% in Japan.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. Our outlook is generally favorable. Interest rates could go lower now that global economic growth shows signs of slowing. We continue to believe the dollar will maintain its strength against major currencies, due to the economic uncertainty in Asia. We also believe the Canadian dollar is extremely undervalued given the country's prospects for continuing low inflation and solid economic growth. The convergence of interest rates in Europe is likely to continue throughout the year as countries prepare for a single currency in 1999. In light of our forecast for the coming year, we have already begun to extend the fund's average duration and expect to continue that strategy. As always, we will continue to focus our research efforts on identifying high-quality securities that meet our strict investment criteria.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



          GLOBAL INCOME FUND      JPM GLOBAL BOND INDEX

Apr-97    10000                   10000
May-97    10090                   10236
Jun-97    10190                   10352.38
Jul-91    10090                   10314.29
Aug-97    10130                   10301.6
Sep-97    10320                   10530.3
Oct-97    10400                   10753.54
Nov-97    10340                   10624.5
Dec-97    10341.01                10612.91


 .....     Global Income Fund (ending value $10,341)
-----     JPM Global Bond (ending value $10,613)



--------------------------------------------------------------------------------
                                  TOTAL RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                   SINCE
                               INCEPTION
--------------------------------------------------------------------------------

Global Income Fund                3.41%
--------------------------------------------------------------------------------
JPM Global Bond                   6.13%
--------------------------------------------------------------------------------
Inception date                   5/1/97
--------------------------------------------------------------------------------


                                INVESTMENT PROFILE


A mutual fund designed for investors who seek total return through emphasis on current income and less emphasis on capital appreciation by investing primarily in foreign and domestic income-bearing debt securities and instruments.


--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------
  Government of Spain 10.10% 2/28/01              12.9%
--------------------------------------------------------------------------------
  Treasury 8.00% 9/25/09                           4.5%
--------------------------------------------------------------------------------
  Federal Republic of Germany 6.00% 1/4/07         4.2%
--------------------------------------------------------------------------------
  Thomson Corp 7.15% 10/23/06                      4.1%
--------------------------------------------------------------------------------
  SmithKline Beecham Plc 8.38% 12/29/00            4.1%
--------------------------------------------------------------------------------
  Dresdner Finance 5.50% 4/30/04                   4.0%
--------------------------------------------------------------------------------
  Merrill Lynch & Co. Inc. 4.79% 5/18/00           4.0%
--------------------------------------------------------------------------------
  Toyota Credit Canada Inc. 7.38% 12/31/01         3.9%
--------------------------------------------------------------------------------
  Bayerische Vereinsbank 4.50% 8/24/02             3.8%
--------------------------------------------------------------------------------
  Province of New Brunswick 11.25% 12/13/00        3.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                COUNTRY ALLOCATION
                              AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



Spain                    17.1%
Canada                   15.9%
United Kingdom           14.6%
Short-Term Investments   17.5%
Germany                  12.0%
United States             5.9%
Other                    17.0%+


+ Percentage of individual countries are less than 5.5% of the fund's net assets.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

GLOBAL INCOME FUND

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                             AMOUNT              VALUE
--------------------------------------------------------------------------------



Bonds and Notes -- 81.1%
--------------------------------------------------------------------------------

Austria -- 1.6%
Republic of Austria
6.25%      10/16/03      JPY              10,000,000         $   96,787

Canada -- 15.9%
Government of Canada
7.50%      03/01/01      CAD                 150,000            111,419
7.00%      12/01/06      CAD                 170,000            130,417
Province of New Brunswick
11.25%     12/13/00      CAD                 270,000            217,681
Thomson Corp.
7.15%      10/23/06      CAD                 320,000            241,044
Toyota Credit Canada Inc.
7.375%     12/31/01      CAD                 310,000            228,045
                                                                928,606
Denmark -- 1.9%
Kingdom of Denmark
6.00%      12/10/99      DKK                 310,000             46,496
6.00%      11/15/02      DKK                 130,000             19,703
7.00%      12/15/04      DKK                 140,000             22,271
7.00%      11/15/07      DKK                 130,000             20,829
                                                                109,299
Germany -- 12.0%
Bayerische Vereinsbank
4.50%      06/24/02      DEM                 410,000            224,401
Dresdner Finance
5.50%      04/30/04      DEM                 420,000            236,038
Federal Republic of Germany
6.00%      01/04/07      DEM                 420,000            245,049
                                                                705,488
Japan -- 5.4%
Government of Japan
3.00%      09/20/17      JPY              20,000,000            163,599
International Bank for
   Reconstruction & Development
4.50%      03/20/03      JPY              16,900,000            150,061
                                                                313,660
Italy -- 2.1%
Republic of Italy
3.75%      06/08/05      JPY              14,000,000            121,161

Netherlands -- 2.7%

Dutch Government
7.50%      06/15/99      NLG                  70,000             36,093
5.75%      09/15/02      NLG                  95,000             48,553
5.75%      02/15/07      NLG                 145,000             73,657
                                                                158,303
Spain -- 17.1%
Government of Spain
10.10%     02/28/01      ESP             100,000,000            756,646
8.80%      04/30/06      ESP              20,000,000            158,188
Kingdom of Spain
3.10%      09/20/06      JPY              10,000,000             83,959
                                                                998,793

--------------------------------------------------------------------------------
                                           PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------


Sweden -- 1.9%
Kingdom of Sweden
10.25%     05/05/00      SEK                 500,000          $  69,561
8.00%      08/15/07      SEK                 300,000             43,348
                                                                112,909
United Kingdom -- 14.6%
Commonwealth Bank of Australia
8.125%     12/07/06      GBP                  99,000            175,210
Halifax Building Society
8.75%      07/10/06      GBP                 100,000            180,880
SmithKline Beecham Plc
8.375%     12/29/00      GBP                 140,000            236,992
Treasury
8.00%      09/25/09      GBP                 140,000            261,568
                                                                854,650
United States -- 5.9%
Federal National Mortgage Assoc.
5.75%      09/05/00      AUD                 100,000             65,361
6.375%     08/15/07      AUD                  70,000             45,895
Merrill Lynch & Co. Inc.
4.79%      05/18/00      DEM                 480,000            232,136
                                                                343,392
Total Investments in Securities
   (Cost $4,864,883)                                          4,743,048


                                               NUMBER
                                            OF SHARES           VALUE
--------------------------------------------------------------------------------

Short-Term Investments -- 17.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $1,026,013)                        1,026,013         1,026,013
Other Assets and Liabilities,
   net 1.4%                                                      82,279
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $5,851,340
================================================================================



FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At December 31, 1997, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:


                                                  U.S. $ COST       U.S. $
                                    FOREIGN     ON ORIGINATION      CURRENT       UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS    CURRENCY          DATE            VALUE       APPRECIATION
---------------------------------------------------------------------------------------------

AUD, expiring 01/12/98               86,686        $   58,638     $   56,512      $ 2,126
CAD, expiring 01/12/98              702,664           496,337        491,913        4,424
DEM, expiring 01/12/98              867,840           490,860        482,756        8,104
DKK, expiring 01/12/98              763,827           113,705        111,546        2,159
ESP, expiring 01/12/98           74,339,667           497,896        488,090        9,806
GBP, expiring 01/12/98              273,170           458,896        448,420       10,476
JPY, expiring 01/12/98           81,490,266           637,589        625,196       12,393
SEK, expiring 01/12/98              932,271           120,371        117,456        2,915
                                                   ----------     ----------      -------
                                                   $2,874,292     $2,821,889      $52,403
                                                   ==========     ==========      =======

----------

See Notes to Schedule of Investments and Financial Statements

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

Robert MacDougall leads the fixed income team at GE Investments. Assets under management exceed $23 billion. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President- Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation, managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in debt management and capital structure planning. Prior to that, Bob has held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The Income Fund posted a total return of 9.00%. This compares with a 9.65% return for the Lehman Brothers Aggregate Bond Index. Our Lipper peer group of 13 Intermediate U.S. Bond annuity funds had an average return of 8.77% for the same period.

Q. WHAT HAPPENED IN THE BOND MARKET DURING THE PAST 12 MONTHS?

A. Throughout much of 1997, interest rates trended lower and bond prices moved higher. The year began with the economy showing signs of strength, raising concerns about higher inflation. In turn, the Federal Reserve (the "Fed") raised short-term interest rates by one-quarter of one percent in March. It was the Fed's first rate hike in two years and the only change in monetary policy by the Fed in 1997. The economy showed signs of slowing in April through July. In late July, the bond market received a big boost when Fed chairman Mr. Greenspan gave a generally positive forecast for both the financial markets and the economy during his Humphrey-Hawkins testimony before the Senate. In August, inflationary concerns re-ignited on a slightly stronger-than-expected employment report for July and a robust increase in order of goods reported by the National Association of Purchasing Managers. In September, however, those concerns abated on news that the economy was growing moderately and inflation was under control. Concerns about the future growth potential of countries along the Pacific Rim and their impact on the global economy sent interest rates tumbling in October and throughout most of November and December.

Q. WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund's sector allocation was largely responsible for its performance. Early in the year, the fund's overweighted positions in corporate bonds and mortgage backed securities contributed significantly to performance. In 1997, corporate bonds produced the best investment results compared with Treasuries and mortgage backed securities. The fund's decision to increase its exposure to Treasuries in July and September also contributed favorably to its investment results, as Treasuries outperformed mortgage securities during that period.

Q. WHAT IS YOUR OUTLOOK?

A. Our outlook for fixed-income securities is good. Compared to other markets, real rates of return on fixed-income securities are still attractive in the United States. Inflation remains under control and is unlikely to become a problem due to the general slowdown in the global economy brought on by the Asian economic crisis. Finally, the need for the U.S. government to issue more fixed-income securities is diminishing, thanks to the declining federal budget deficit. This should be good news for fixed-income securities, because when the supply of available bonds decreases, prices generally rise.

                                                                     INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


               INCOME FUND     LB AGGREGATE

1-95           10000           10000
3-95           10453.08        10504.4
6-95           11015.85        11144.44
9-95           11209.62        11363.64
12-95          11682.58        11847.61
3-96           11444.89        11636.27
6-96           11462.78        11702.71
9-96           11673.53        11918.19
12-96          12024.21        12338.81
3-97           11953.22        12207.69
6-97           12377.38        12657.37
9-97           12769.36        13079.38
12-97          13105.92        13464.7



 .....     Income Fund (ending value $13,106)
-----     LB Aggregate (ending value $13,465)



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                  ONE         SINCE
                                 YEAR     INCEPTION
--------------------------------------------------------------------------------
Income Fund                      9.00%       9.44%
--------------------------------------------------------------------------------
LB Aggregate                     9.65%      10.42%
--------------------------------------------------------------------------------
Lipper peer group average*       8.77%
--------------------------------------------------------------------------------
Inception date                  1/3/95
--------------------------------------------------------------------------------



                                INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize income consistent with prudent investment management and preservation of capital by investing primarily in income-bearing debt securities and instruments.


--------------------------------------------------------------------------------
                             TOP TEN LARGEST HOLDINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------

  U.S. Treasury Notes 5.63% 11/30/99                    18.2%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 6.13% 11/15/27                     5.7%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 6.13% 8/15/07                      4.6%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.
    REMIC 6.91% 6/25/16                                  3.2%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. 7.00% 8/1/25          1.9%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 5.75% 11/30/02                     1.8%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 6.10% 3/1/33          1.7%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. 7.00% 4/1/24          1.5%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 6.00% 6/30/99                      1.2%
--------------------------------------------------------------------------------
  Government National Mortgage Assoc. 8.50% 10/15/17     1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  QUALITY RATINGS
                               AT DECEMBER 31, 1997
--------------------------------------------------------------------------------


     MOODY'S / S&P            PERCENTAGE OF
     RATINGS                   MARKET VALUE
--------------------------------------------------------------------------------
     Aaa / AAA                     84.2%
--------------------------------------------------------------------------------
     Aa / AA                        2.1%
--------------------------------------------------------------------------------
     A / A                          2.7%
--------------------------------------------------------------------------------
     Baa / BBB                      6.8%
--------------------------------------------------------------------------------
     Ba / BB                        4.2%
--------------------------------------------------------------------------------


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Intermediate U.S. Bond peer group consisting of 13 underlying annuity funds.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCOME FUND

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------------



Bonds and Notes -- 91.1%
--------------------------------------------------------------------------------

Federal Agencies -- 4.6%

Federal Farm Credit Bank
5.27%      02/01/99                        $  500,000          $   497,030
9.15%      02/14/05                           100,000              117,703
                                                                   614,733
Federal Farm Credit Bks Medium Term Note
8.60%      05/30/06                           400,000              431,624
Federal Home Loan Banks
6.15%      10/23/00                            15,000               14,995
5.72%      11/22/00                           360,000              356,457
6.172%     11/24/00                            15,000               15,005
7.64%      05/08/02                           100,000              100,578
                                                                   487,035
Federal Home Loan Mortgage Corp.
8.25%      06/01/16                            60,000               72,300
Federal National Mortgage Assoc.
5.96%      07/23/99                            35,000               35,082
5.82%      08/25/99                            35,000               35,016
6.41%      07/08/02                            20,000               20,366
7.70%      08/10/04                           100,000              102,391
6.99%      07/09/07                            30,000               30,755
                                                                   223,610
Private Export Funding Corp.
9.10%      10/30/98                           100,000              102,609
Tennessee Valley Authority
6.125%     07/15/03                           133,000              132,210
Total Federal Agencies
   (Cost $2,065,139)                                             2,064,121

U.S. Treasuries -- 37.7%

U.S. Treasury Bonds
13.75%     08/15/04                            94,000              134,655(h)
12.00%     05/15/05                            25,000               34,192(h)
12.50%     08/15/14                            81,000              125,208(h)
10.625%    08/15/15                           198,000              297,588(h)
7.875%     02/15/21                           450,000              552,514(h)
6.625%     02/15/27                           118,000              128,103(h)
6.375%     08/15/27                            52,000               54,844(h)
6.125%     11/15/27                         2,530,000            2,599,980(h)
                                                                 3,927,084
U.S. Treasury Notes
5.875%     01/31/99                           480,000              481,285
6.00%      06/30/99                           565,000              567,825
5.625%     11/30/99                         8,320,000            8,312,179
7.75%      12/31/99                            44,000               45,712(h)
5.75%      11/15/00                           205,000              205,384
6.625%     07/31/01                            80,000               82,250
5.75%      11/30/02                           826,000              826,644(h)
6.50%      08/15/05                             5,000                5,217
6.125%     08/15/07                         2,050,000            2,106,703
                                                                12,633,199

--------------------------------------------------------------------------------
                                            PRINCIPAL
                                               AMOUNT               VALUE
--------------------------------------------------------------------------------


U.S. Treasury STRIP
5.70%      02/15/00                       $  100,000           $   88,815(d,h)
6.02%      08/15/11                           80,000               35,690(d,h)
6.11%      02/15/19                        1,750,000              490,928(d,h)
                                                                  615,433
Total U.S. Treasuries
   (Cost $17,182,698)                                          17,175,716

Asset Backed -- 0.2%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25                            5,096                5,008
California Infrastructure & Economic
6.42%      12/26/09                            5,000                5,058
Carco Auto Loan Master Trust
6.689%     08/15/04                           20,000               20,063
Fleetwood Credit Grantor Trust
6.40%      05/15/13                           10,390               10,445
Green Tree Recreational,
   Equipment & Consumer Trust
6.49%      02/15/18                            9,335                9,370
Iroquois Trust
6.68%      11/10/03                           16,000               16,034(b)
6.75%      06/25/07                           19,000               19,068(b)
Tiers Trust
6.69%      11/15/03                           13,000               13,047
Total Asset Backed
   (Cost $98,172)                                                  98,093

Corporate Notes -- 17.0%

Abbey National PLC
7.35%      10/29/49                          181,000              189,496
AFC Capital Trust
8.207%     02/03/27                          195,000              214,773
Associated Estates Reality Corp.
6.18%      09/27/99                          245,000              245,588
Bancomer S.A.
9.00%      06/01/00                            7,000                6,965 (b)
Bell Telephone Co. - Canada
9.50%      10/15/10                           10,000               12,482
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30                          243,000              302,708
BT Preferred Capital Trust
7.875%     02/25/27                          309,000              321,616
Carter Holt Harvey Ltd.
8.875%     12/01/04                           50,000               55,888
China International Trust &
   Investment Corp.
9.00%      10/15/06                            5,000                5,232
Circus Circus Enterprises Inc.
6.70%      11/15/96                           10,000                9,989
Cleveland Electric Co.
7.19%      07/01/00                            5,000                5,074
Columbia University Trustees
   New York
6.83%      12/15/20                            5,000                5,187
Conseco Inc.
8.70%      11/15/26                          192,000              214,666
Continental Cablevision Inc.
8.50%      09/15/01                           10,000               10,621
8.30%      05/15/06                          233,000              254,299
CSX Corp.
7.05%      05/01/02                           10,000               10,251
DDR Pass-Through Asset Trust
7.125%     03/15/02                           65,000               65,988(b)


----------

See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             PRINCIPAL
                                                AMOUNT          VALUE
--------------------------------------------------------------------------------


Deutsche Bank Financial Inc.
6.70%      12/13/06                           $  15,000        $   15,207
Energy Group Overseas
7.375%     10/15/17                              10,000            10,336(b)
Farmers Insurance Exchange
8.625%     05/01/24                               5,000             5,785 (b)
FBOP Capital Trust
10.20%     02/06/27                               5,000             5,773(b)
Federated Department Stores Inc.
10.00%     02/15/01                              30,000            32,955
First Security Capital
8.41%      12/15/26                               7,000             7,668
Ford Motor Credit Corp.
7.32%      05/23/02                              26,000            26,309
Guangdong International Trust &
   Investment Corp.
8.75%      10/24/16                              10,000            10,320(b)
Hydro-Quebec
8.05%      07/07/24                             260,000           299,330
Ikon Capital Resource Inc.
6.27%      07/19/99                              50,000            50,139
Ikon Office Solutions Inc.
6.75%      12/01/25                              20,000            19,310
Korea Development Bank
7.125%     09/17/01                              20,000            16,765
6.625%     11/21/03                               5,000             3,890
7.375%     09/17/04                               5,000             4,001
Korea Electric Power Corp.
7.75%      04/01/13                              10,000             7,204
Landeskreditbank Baden
7.875%     04/15/04                             218,000           237,762
LCI International Inc.
7.25%      06/15/07                               8,000             8,290
Lehman Brothers Holdings Inc.
6.90%      03/30/01                             235,000           238,786
Loewen Group International Inc.
7.50%      04/15/01                             368,000           372,902
Loewen Pass Through Asset Trust
6.70%      10/01/99                             322,000           320,487(b)
Long Island Lighting
7.30%      07/15/99                              10,000            10,132
MIC Financing Trust
8.375%     02/01/27                              15,000            15,754(b)
Morgan Stanley Finance PLC
8.03%      02/28/17                               5,000             5,306
National Westminster Bank PLC
7.75%      04/29/49                             185,000           199,243
New Jersey Economic Development
   Authority
7.425%     02/15/29                              10,000            11,040
New York State Dormitory Authority
   Revenue
6.32%      04/01/99                             234,000           234,658
News America Holdings Inc.
8.15%      10/17/36                             279,000           302,260
Norfolk Southern Corp.
7.90%      05/15/97                             312,000           354,248
North Atlantic Energy Corp.
9.05%      06/01/02                              13,000            13,359
NRG Energy Inc.
7.50%      06/15/07                              15,000            15,504(b)
NWCG Holding Corp.
6.33%      06/15/99                             266,000           243,177(d)
Oryx Energy Co.
10.00%     06/15/99                              50,000            52,212
Paramount Communications Inc.
5.875%     07/15/00                              50,000            48,908

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT              VALUE
--------------------------------------------------------------------------------


Petroleos Mexicanos
7.75%      10/29/99                           $  15,000        $   15,075(b)
Raytheon Co.
7.20%      08/15/27                              30,000            31,297
Reliance Industries Ltd.
10.50%     08/06/46                               5,000             5,146(b)
Republic New York Corp.
7.20%      07/15/2097                            10,000            10,434
Riggs Capital Trust
8.625%     12/31/26                              10,000            10,611(b)
RJR Nabisco Inc.
8.00%      07/15/01                              50,000            51,649
Sun Life Canada Capital Trust
8.526%     05/29/49                             214,000           236,265(b)
Taubman Realty Group L.P.
8.00%      06/15/99                             264,000           269,914
TCI Communications Inc.
8.65%      09/15/04                              35,000            38,344
Tele-Communications Inc.
6.469%     12/20/00                              10,000            10,083
Tenet Healthcare Corp.
8.00%      01/15/05                              10,000            10,175
Time Warner Entertainment Co. L.P.
10.15%     05/01/12                             224,000           286,498(b)
Time Warner Inc.
4.90%      07/29/99                             400,000           392,044(b)
6.10%      12/30/01                              25,000            24,495(b)
Toledo Edison Co.
7.38%      03/31/00                             272,000           274,889
Triton Energy Ltd.
8.75%      04/15/02                             203,000           208,379
Universal Outdoor Inc.
9.75%      10/15/06                               5,000             5,613
Viacom Inc.
7.75%      06/01/05                             368,000           374,289
Videotron Holdings PLC
11.00%     08/15/05                              10,000             8,845
Washington Mutual Capital
8.375%     06/01/27                              12,000            13,229
Yale University Notes
7.375%     04/15/96                             305,000           337,720
Total Corporate Notes
   (Cost $7,750,013)                                            7,744,837

Mortgage Backed -- 31.6%

Federal Home Loan Mortgage Corp.
8.00%      01/01/00 - 04/01/00                   55,999            56,900
8.50%      12/01/01                              67,179            68,489
9.00%      11/01/04                              15,136            15,888
6.75%      10/01/08                             173,269           175,932
8.00%      09/01/09                             169,755           175,536
7.50%      06/01/10                              58,447            60,142
8.50%      07/01/10                             171,779           177,697
6.50%      02/01/11                              55,961            56,293
9.00%      02/01/17                              60,243            64,492
8.00%      04/01/17                             204,967           214,191
7.00%      04/01/24                             687,158           696,286
9.00%      04/01/24 - 09/01/24                   72,745            77,678
7.00%      08/01/25                             862,433           873,214
                                                                2,712,738
Federal National Mortgage Assoc.
6.142%     05/01/36                             131,018           130,977(e)
8.00%      06/01/98 - 07/01/98                   43,811            43,904
7.00%      09/01/99                               8,820             8,874
7.50%      07/01/02                              44,510            45,343
6.50%      02/01/03                             232,495           233,490
6.50%      01/01/04                               1,907             1,912



----------

See Notes to Schedule of Investments and Financial Statements

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------


6.00%      08/01/08                           $  84,485        $   83,629
6.50%      12/01/10                              63,380            63,776
8.506%     07/01/19                             140,378           142,440(e)
7.41%      03/25/21                              18,000            19,046
6.50%      01/01/24 - 05/01/24                  223,038           221,224
9.00%      05/01/25                             328,476           350,132
6.50%      03/01/26                              98,286            97,058
7.00%      10/01/27                             549,199           554,862
6.103%     03/01/33                             757,062           756,827(e)
6.139%     05/01/36                              58,399            58,381(e)
6.50%      TBA                                  560,000           559,825(c)
7.00%      TBA                                  178,000           179,335(c)
                                                                3,551,035
Government National Mortgage Assoc.
6.875%     01/01/98                             255,329           262,197
7.00%      01/01/98                             279,059           286,046
7.50%      04/15/01                              18,437            18,722
8.50%      02/15/02                              54,934            56,305
8.50%      05/15/03                              71,725            73,516
6.50%      10/15/10                              84,165            84,980
8.50%      10/15/17                             531,241           567,758
9.00%      12/15/17                             302,929           329,907
8.00%      03/15/23 - 12/15/23                   71,139            74,099
6.50%      02/15/24                              88,713            87,964
6.50%      TBA                                  430,000           424,625(c)
                                                                2,266,119
Collateralized Mortgage Obligations
Asset Securitization Corp.
7.41%      01/27/27                              50,000            53,180
BHN Mortgage Trust
7.916%     07/25/09                               9,129             8,918(b)
7.54%      05/31/17                               9,818             9,422(b)
DLJ Mortgage Acceptance Corp.
6.55%      11/15/06                              39,633            39,930(b)
Federal Home Loan Mortgage Corp.
7.50%      04/15/21                             214,001           219,366
4.95%      04/01/27                             728,866           525,922(d,f)
Federal Home Loan Mortgage Pc Guaranteed
5.85%      02/15/08                             110,000           108,727
6.50%      07/15/08                              50,000            50,141
6.50%      02/15/21                             100,000            99,125
7.00%      02/15/21                              50,000            50,500
Federal National Mortgage Assoc.
7.148%     10/17/09                             196,000           203,166
7.00%      06/18/20                              27,658            27,869
9.00%      05/25/22                              12,143             3,229(g)
8.50%      07/01/22                              18,821             5,154
7.50%      05/01/23                              67,975            18,098(g)
5.22%      07/01/26                               2,729             2,089(d)
5.05%      04/01/27                               9,557             7,413(d,f)
Federal National Mortgage Assoc. REMIC
6.00%      06/25/01                              69,397            68,074
7.623%     12/17/04                              14,229            14,865
7.00%      11/25/09                              50,553            50,426
6.856%     06/17/11                              11,000            11,186
6.909%     06/25/16                           1,423,000         1,456,796
6.50%      09/25/18                              51,423            51,262
6.00%      03/25/19                              86,400            85,698
6.82%      07/25/20                              17,409            16,178(d,f)
7.00%      09/25/20                              25,000            25,187
5.67%      12/25/22                              11,993             9,648(d,f)
8.02%      09/25/23                              35,000            25,787(d,f)

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------


Federal National Mortgage Assoc. STRIP Mortgage
8.00%      08/25/23                            $ 282,000       $   82,485(g)
5.15%      12/15/24                              282,000          190,614(d,f)
First Plus Home Improvement Loan Trust
7.80%      03/20/16                               10,000           10,531
GS Mortgage Securities Corp.
6.46%      07/13/30                              219,000          223,243
Mid State Trust
7.54%      07/01/35                                7,733            8,115
Morgan Stanley Capital Inc.
6.86%      05/15/06                              244,087          248,740(b)
6.504%     10/15/10                              140,624          141,283(b)
6.59%      10/03/30                                9,955           10,059(b)
Residential Assets Securitization Trust
7.75%      04/25/27                              334,640          346,376
7.50%      08/25/27                               19,440           20,227
Salomon Brothers Mortgage
   Secs Vii Inc.
7.70%      07/25/24                               15,981           16,009
Salomon Brothers Mortgage Securities Inc.
7.00%      07/25/24                              522,000          517,041
Sawgrass Finance REMIC Trust
6.45%      01/20/06                              272,000          274,550
Structured Asset Securities Corp.
5.65%      09/25/99                                8,785            8,785(b)
6.79%      06/12/04                                9,964           10,177(b)
Vornado Finance Corp.
6.36%      12/01/00                              521,000          521,163
                                                                5,876,754
Total Mortgage Backed
   (Cost $14,397,510)                                          14,406,646
Total Bonds and Notes
    (Cost $41,493,532)                                         41,489,413


                                                 NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------
Preferred Stock -- 0.5%
--------------------------------------------------------------------------------

New Plan Realty Trust, 7.80%                        567          29,413
News Corp. Exchange Trust, 5.00%                     80           5,540(a,b)
Pinto Totta International Finance
   Ltd., 7.77%                                      181         188,255(a,b)
Simon DeBartolo Group Inc.
   (Series C), 7.89%                                205          10,634
Total Preferred Stock
    (Cost $233,387)                                             233,842
Total Investments in Securities
   (Cost $41,726,919)                                        41,723,255


----------

See Notes to Schedule of Investments and Financial Statements

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER
                                                  OF SHARES          VALUE
--------------------------------------------------------------------------------
Short-Term Investments -- 35.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                    9,718,315        $9,718,315


                                                  Principal
                                                     Amount          Value
--------------------------------------------------------------------------------

Commercial Paper

International Bank For
   Reconstruction & Development
5.70%      01/06/98                              $1,298,737        1,298,737


U.S. Government Agencies

Federal Home Loan Bank
5.10%      01/02/98                                 800,000          799,887
Federal Home Loan Mortgage
6.00%      01/02/98                               1,320,000        1,319,780
5.60%      01/26/98                               2,855,000        2,843,749
                                                                   4,163,529

Total U.S. Government Agencies                                     4,963,416
Total Short-Term Investments
   (Cost $15,980,468)                                             15,980,468


                                                        Number
                            Expiration Date/                of
                                Strike Price         Contracts      Value
--------------------------------------------------------------------------------

Call Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond             Jan. 98/106.19         360,000        (598)
   (Premium $(1,126))


--------------------------------------------------------------------------------
Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bond             Jan. 98/100.19         360,000      (1,044)
   (Premium $(1,153))
Other Assets and Liabilities,
   net (26.7%)                                                (12,148,790)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                            $45,553,291
================================================================================



----------

See Notes to Schedule of Investments and Financial Statements

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

Q&A

Robert MacDougall is responsible for portfolio management of the Money Market Fund. Refer to page 38 for Bob MacDougall 's biographical details.



Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE PERIOD DECEMBER 30, 1996 THROUGH DECEMBER 31, 1997?

A. The Money Market Fund posted a total return of 5.41%. This compares with a 5.21% return for the 90-day Treasury Bill for the same period. Our Lipper peer group of 102 Money Market annuity funds posted an average return of 5.13% for the one-year period ended December 31, 1997.

   GEIM assumed portfolio management responsibility for the fund on May 1, 1997.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. As always, we invested in high-quality, liquid securities with relatively attractive yields and kept costs under control. In keeping with our emphasis on high-quality issues, we did not purchase derivatives to enhance yields. We made some adjustments to the fund's average maturity that bolstered performance. For example, early in the year, we maintained a slightly lower duration than our benchmark due to our belief that interest rates would trend higher as the economy strengthened. This helped the fund's performance when interest rates rose in March. In general, however, our emphasis on high-quality, liquid securities played the biggest role in boosting the fund's investment results.

Q. WHAT MAJOR ECONOMIC EVENTS TOOK PLACE DURING THE YEAR?

A. The first major event was the Federal Reserve's (the "Fed") decision to raise short-term interest rates in March to stem concerns over rising inflation. This was the first rate hike by the Fed in approximately two years and the Fed's only move in monetary policy in 1997. For the rest of the year, excluding August, inflation was under control and interest rates, for the most part, trended lower. Another significant event was the sharp decline in interest rates ignited by the economic and currency crisis in Asia late in the year.

Q. WHAT IS YOUR OUTLOOK?

A. In general, the foundation of the U.S. economy remains solid. Inflation, which grew at its lowest annual rate (1.7%) in more than a decade, is still under control. Interest rates remain low, and corporate earnings are trending down, which we believe will drive rates even lower. We would not be surprised to see one or two Federal Reserve rate cuts during the first half of this year to stimulate economic activity. The turmoil in Asia is likely to keep the U.S. economy from growing, which should be good news for domestic fixed income securities.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COMPARISON OF CHANGES IN
                           VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]



               MONEY MARKET FUND        90 DAY T-BILL

12-87          10000                    10000
12-88          10669.89                 10688.09
12-89          11593.7                  11585.09
12-90          12421.64                 12482
12-91          13078.89                 13173.08
12-92          13473.87                 13636.12
12-93          13790.59                 14054.07
12-94          14305.38                 14667.22
12-95          15149.91                 15497.35
12-96          15968.83                 16293.61
12-97          16832.48                 17142.41


 ....   Money Market Fund (ending value $16,832)
----   90-Day T-Bill (ending value $17,142)

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                INVESTMENT PROFILE

A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                  ONE      FIVE      TEN
                                 YEAR      YEAR     YEAR
--------------------------------------------------------------------------------

Money Market Fund                5.41%*    4.55%    5.35%
--------------------------------------------------------------------------------
90-Day T-Bill                    5.21%*    4.68%    5.54%
--------------------------------------------------------------------------------
Lipper peer group average**      5.13%     4.44%    5.55%
--------------------------------------------------------------------------------
Inception date                   7/1/85
--------------------------------------------------------------------------------


                             FUND YIELD AT DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                FUND     IBC MONEY FUND
  7 day current                5.25%+       5.12%
  7 day effective              5.39%        5.25%

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

*    For the period December 30, 1996 through December 31, 1997.

** Lipper performance comparisons are based on average annual total returns for the periods indicated in the Money Market peer group consisting of 102, 73 and 39 underlying annuity funds, respectively.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 1997.

                      See page 47 for Notes to Performance.
              Past performance is no guarantee of future results.

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

MONEY MARKET FUND

--------------------------------------------------------------------------------
                                             PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Short-Term Investments -- 94.9%
--------------------------------------------------------------------------------

U.S. Governments(d) -- 40.2%

Federal Farm Credit Bank
5.52%      04/07/98                        $  120,000           $  118,262
5.59%      04/07/98                         4,000,000            3,942,080
                                                                 4,060,342
Federal Home Loan Bank
5.69%      01/14/98                         3,800,000            3,792,480
5.72%      06/10/98                         4,600,000            4,487,556
                                                                 8,280,036
Federal Home Loan Mortgage Corp.
6.00%      01/02/98                         5,110,000            5,109,148
5.62%      01/26/98                         4,000,000            3,984,445
5.55%      02/11/98                           200,000              198,747
5.57%      02/11/98                         5,000,000            4,968,681
5.89%      02/20/98                         5,000,000            4,960,764
5.69%      03/10/98                         5,140,000            5,085,533
                                                                24,307,318
Federal National Mortgage Assoc.
5.62%      01/12/98                         4,640,000            4,632,230
5.51%      02/06/98                           120,000              119,344
5.67%      02/06/98                         4,140,000            4,117,354
5.73%      06/19/98                         6,000,000            5,844,802
                                                                14,713,730
International Bank for
   Reconstruction & Development
6.42%      01/06/98                         1,585,000            1,583,716
6.00%      01/26/98                         2,600,000            2,589,564
5.54%      03/13/98                           120,000              118,707
5.57%      03/13/98                         2,570,000            2,542,300
                                                                 6,834,287
Total U.S. Governments
    (Cost $58,195,713)                                          58,195,713

Commercial Paper(d) -- 43.0%

Abbey National PLC
5.61%      01/09/98                          4,410,000           4,404,581
Associates Corp. of North America
5.80%      03/16/98                          5,800,000           5,731,805
Chase Manhattan Corp.
5.72%      02/24/98                            140,000             138,800
5.74%      02/24/98                          4,400,000           4,362,281
Credit Suisse
5.80%      02/06/98                          1,160,000           1,153,342
5.65%      02/12/98                            140,000             139,072
5.69%      02/12/98                          3,710,000           3,685,404
First Union Corp.
5.59%      02/02/98                            170,000             169,161
5.63%      02/02/98                          4,910,000           4,885,778
Halifax Building Society
5.75%      03/20/98                          5,800,000           5,728,747
Merrill Lynch & Co. Inc.
5.81%      01/30/98                            170,000             169,210
5.83%      01/30/98                          5,000,000           4,976,759

--------------------------------------------------------------------------------
                                             PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Morgan (J.P.) & Co. Inc.
5.80%      02/03/98                         $5,170,000        $ 4,973,600
5.81%      02/03/98                            620,000            785,836
Morgan Stanley Group Inc.
5.80%      03/11/98                            170,000            168,136
5.81%      03/11/98                          4,680,000          4,628,692
NationsBank Corp.
5.65%      02/12/98                            170,000            168,889
5.69%      02/12/98                          5,470,000          5,434,263
Norwest Corp.
5.74%      01/23/98                            100,000             99,652
5.75%      01/23/98                          2,830,000          2,820,142
5.83%      01/23/98                          1,850,000          1,843,465
Toronto Dominion Bank
5.70%      02/18/98                          3,720,000          3,691,976
5.72%      02/18/98                            150,000            148,868
5.74%      02/18/98                          2,000,000          1,984,907
Total Commercial Paper
    (Cost $62,293,366)                                         62,293,366

Certificates of Deposit -- 11.6%

Bank of Montreal
5.61%      01/08/98                          4,940,000          4,940,000
Deutsche Bank AG
5.60%      01/02/98                          5,170,000          5,170,000
Dresdner Bank AG
5.62%      01/22/98                          4,870,000          4,870,000
Swiss Bank Corp.
5.77%      03/17/98                          1,780,000          1,780,000
Total Certificates of Deposit
    (Cost $16,760,000)                                         16,760,000

Time Deposits -- 0.1%

State Street Cayman Islands
6.50%      01/02/98                            180,000            180,000
Total Short-Term Investments
    (Cost $137,429,079)                                       137,429,079
Other Assets and Liabilities,
   net 5.1%                                                     7,386,408
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $144,815,487
================================================================================



----------

See Notes to Schedule of Investments and Financial Statements

                              NOTES TO PERFORMANCE DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANIES' SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

The performance data related to the shares of the U.S. Equity and the Income Fund, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GEIM currently waives certain fees for the Money Market Fund. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index), 90 Day U.S. Treasury Index (90 Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Wilshire Real Estate Index, and JP Morgan Global Government Bond Index (JPM Global Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90 Day U.S. T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE Index is a composite of 1,088 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire Real Estate Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies(REOCs) and partnerships. The JPM Global Bond is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 876 taxable money market funds. The results shown for the foregoing indices assume reinvestment of net dividends or interest and are unaudited.

The peer universe of the underlying annuity fund used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be only resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $172,706, $600,000 and $2,133,257 or 0.5%, 1.2% and 4.7% of net
     assets for the International Equity Fund, Real Estate Securities Fund and Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Board of Directors.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Rate represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1997.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At December 31, 1997, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBA's.

ABBREVIATIONS:                                      CURRENCY TERMS:
ADR     --  American Depositary Receipt             AUD  --  Australian Dollar
GDR     --  Global Depositary Receipt               CAD  --  Canadian Dollar
Pfd.    --  Preferred                               DEM  --  Deutsche Mark
Regd.   --  Registered                              DKK  --  Danish Krona
REMIC   --  Real Estate Mortgage Investment         ESP  --  Spanish Peseta
            Conduit                                 GBP  --  Pound Sterling
SDR     --  Special Drawing Rights                  JPY  --  Japanese Yen
STRIPS  --  Separate Trading of Registered          NLG  --  Netherland Guilder
            Interest and Principal of Securities    SEK  --  Swedish Krona

                                                            FINANCIAL HIGHLIGHTS
   Selected data based on a share outstanding throughout the period(s) indicated
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

                                            12/31/97(l)  12/30/96(h) 12/31/95(i)
--------------------------------------------------------------------------------

INCEPTION DATE                                    --         --        5/1/95
Net asset value, beginning of period           $10.83      $10.47      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                         0.02        0.03        0.20
   Net realized and unrealized
      gains (losses) on investments              1.10        1.01        0.47
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS   1.12        1.04        0.67
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                         0.08        0.03        0.20
   Net realized gains                            1.19        0.65        0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              1.27        0.68        0.20
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.68      $10.83      $10.47
================================================================================

TOTAL RETURN (a)                               10.17%       9.91%       6.70%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) $31,931 $17,644 $15,348 Ratios to average net assets:
      Net investment income*                    0.14%       0.23%       0.44%
      Net expenses*                             1.34%       1.50%       1.54%
      Gross expenses*                           1.43%       1.56%       2.17%
   Portfolio turnover rate                       166%        150%         58%
   Average brokerage commissions (b)           $0.016      $0.030         N/A

--------------------------------------------------------------------------------
                                                     REAL ESTATE SECURITIES FUND

                                            12/31/97(l)   12/30/96   12/31/95(i)
--------------------------------------------------------------------------------
INCEPTION DATE                                    --          --       5/1/95
Net asset value, beginning of period           $14.11      $11.05      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                         0.74        0.64        0.46
   Net realized and unrealized
      gains (losses) on investments              2.01        3.36        1.23
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS   2.75        4.00        1.69
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                         0.53        0.65        0.46
   Net realized gains                            1.05        0.29        0.18
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              1.58        0.94        0.64
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $15.28      $14.11      $11.05
================================================================================

TOTAL RETURN (a)                               19.49%      36.24%      17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) $48,887 $24,533 $13,429 Ratios to average net assets:
      Net investment income*                    4.83%       5.90%       6.85%
      Net expenses*                             0.95%       1.07%       1.31%
      Gross expenses*                           0.95%       1.07%       1.61%
   Portfolio turnover rate                        58%         30%         54%
   Average brokerage commissions (b)           $0.055      $0.060         N/A



----------

See Notes to Financial Highlights on page 53 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS

   Selected data based on a share outstanding throughout the period(s) indicated
--------------------------------------------------------------------------------

                                                      PREMIER GROWTH EQUITY FUND

                                                                   12/31/97(f)
--------------------------------------------------------------------------------

INCEPTION DATE                                                      12/12/97
Net asset value, beginning of period                                  $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.03
   Net realized and unrealized
      gains (losses) on investments                                     1.69
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          1.72
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.03
   Net realized gains                                                   0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.03
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $51.48
================================================================================

TOTAL RETURN (a)                                                        3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                          $16,237
   Ratios to average net assets:
      Net investment income*                                            1.04%
      Expenses*                                                         0.69%
   Portfolio turnover rate                                                 3%
   Average brokerage commissions (b)                                 $ 0.032


--------------------------------------------------------------------------------
                                                               VALUE EQUITY FUND

                                                                   12/31/97(j)
--------------------------------------------------------------------------------

INCEPTION DATE                                                         5/1/97
Net asset value, beginning of period                                   $10.00
INCOME (LOSS)
FROM INVESTMENT OPERATIONS:
   Net investment income                                                 0.02
   Net realized and unrealized
      gains (losses) on investments                                      3.23
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           3.25
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 0.02
   Net realized gains                                                    0.12
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                      0.14
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $13.11
--------------------------------------------------------------------------------

TOTAL RETURN (a)                                                        32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                           $30,856
   Ratios to average net assets:
      Net investment income*                                             0.38%
      Expenses*                                                          0.69%
   Portfolio turnover rate                                                 18%
   Average brokerage commissions(B)                                    $0.064


----------

See Notes to Financial Highlights on page 53 and Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data based on a share outstanding throughout the period(s) indicated
--------------------------------------------------------------------------------

                                                            U.S. EQUITY FUND

                                                12/31/97(l)    12/31/96        12/31/95(k)
-------------------------------------------------------------------------------------------

INCEPTION DATE                                      --             --            1/3/95
Net asset value, beginning of period              $21.11         $19.27          $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.24           0.34            0.46
   Net realized and unrealized
      gains (losses) on investments                 6.54           3.90            4.87
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      6.78           4.24            5.33
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            0.00           0.35            0.47
   Net realized gains                               0.01           2.05            0.59
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.01           2.40            1.06
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $27.88         $21.11          $19.27
-------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                   32.13%         21.72%          35.58%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)      $23,917        $18,027          $9,071
   Ratios to average net assets:
      Net investment income*                        0.94%          1.80%           2.10%
      Net expenses*                                 0.80%          0.80%           0.80%
      Gross expenses*                               0.86%          0.88%           1.03%
   Portfolio turnover rate                            33%            35%             71%
   Average brokerage commissions (b)              $0.054         $0.071             N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                        S&P 500 INDEX FUND

                                               12/31/97(d l)   12/30/96(c)     12/31/95(c)     12/31/94      12/31/93(e)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                      --             --              --             --         4/15/85
Net asset value, beginning of period              $15.14         $20.99          $15.72         $15.99        $17.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.23           0.78            0.27           0.22          0.31
   Net realized and unrealized
      gains (losses) on investments                 4.36           4.36            5.41          (0.23)         2.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      4.59           5.14            5.68          (0.01)         2.47
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            0.23           0.77            0.27           0.22          0.31
   Net realized gains                               0.27          10.22            0.14           0.04          3.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.50          10.99            0.41           0.26          3.52
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.23         $15.14          $20.99         $15.72        $15.99
====================================================================================================================================

TOTAL RETURN (A)                                   30.33%         24.51%          36.14%         (0.06%)       14.52%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)     $164,294        $35,522         $66,017        $23,930        $8,277
   Ratios to average net assets:
      Net investment income*.                       1.70%          1.91%           1.98%          2.22%         2.00%
      Net expenses*                                 0.46%          0.48%           0.66%          0.75%         0.87%
      Gross expenses*                               0.46%          0.48%           0.66%          1.10%         0.87%
   Portfolio turnover rate                             6%            63%             15%             4%           73%
   Average brokerage commissions (b)              $0.026         $0.050             N/A            N/A           N/A

----------
See Notes to Financial Highlights on page 53 and Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Selected data based on a share outstanding throughout the period(s) indicated
--------------------------------------------------------------------------------

                                                                           TOTAL RETURN FUND

                                                12/31/97(l)    12/30/96(c)     12/31/95(c)    12/31/94      12/31/93
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                       --             --            --              --          7/1/85
Net asset value, beginning of period              $12.73         $15.93          $13.40         $13.59        $13.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.34           1.02            0.41           0.35          0.42
   Net realized and unrealized
      gains (losses) on investments                 1.95           0.67            3.34          (0.01)         1.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      2.29           1.69            3.75           0.34          1.77
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            0.34           1.02            0.42           0.35          0.41
   Net realized gains                               1.47           3.87            0.80           0.18          0.76
   Tax return of capital                            0.00           0.00            0.00           0.00          0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 1.81           4.89            1.22           0.53          1.18
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $13.21         $12.73          $15.93         $13.40        $13.59
====================================================================================================================================

TOTAL RETURN (a)                                   17.99%         10.60%          28.07%          2.54%        13.67%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)      $50,007        $27,814         $70,507        $34,708       $12,609
   Ratios to average net assets:
      Net investment income*                        2.56%          2.73%           3.42%          4.00%         3.80%
      Expenses*                                     0.65%          0.60%           0.65%          0.77%         0.85%
   Portfolio turnover rate                           135%           144%            106%            67%           48%
   Average brokerage commissions (b)              $0.026         $0.060             N/A            N/A           N/A



--------------------------------------------------------------------------------
                                                              GLOBAL INCOME FUND

                                                                  12/31/97(j)
--------------------------------------------------------------------------------

INCEPTION DATE                                                        5/1/97
Net asset value, beginning of period                                  $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.35
   Net realized and unrealized
      gains (losses) on investments                                    (0.01)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          0.34
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.45
   Net realized gains                                                   0.04
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.49
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $9.85
--------------------------------------------------------------------------------

TOTAL RETURN (a)                                                        3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                           $5,851
   Ratios to average net assets:
      Net investment income*                                            5.54%
      Expenses*                                                         0.84%
   Portfolio turnover rate                                               119%


----------

See Notes to Financial Highlights on page 53 and Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Selected data based on a share outstanding throughout the period(s) indicated


---------------------------------------------------------------------------------------------------------------
                                                              INCOME FUND

                                                12/31/97(l)     12/31/96        12/31/95(k)
---------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                      --             --            1/3/95
Net asset value, beginning of period              $11.84         $12.53          $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.76           0.76            0.82
   Net realized and unrealized
      gains (losses) on investments                 0.27          (0.43)           1.13
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      1.03           0.33            1.95
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            0.76           0.76            0.84
   Net realized gains                               0.00           0.26            0.58
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.76           1.02            1.42
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.11         $11.84          $12.53
===============================================================================================================

TOTAL RETURN (a)                                    9.00%          2.92%          16.83%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)      $45,555         $5,388          $3,271
   Ratios to average net assets:
      Net investment income*                        5.11%          6.37%           6.52%
      Net expenses*                                 0.59%          0.75%           0.75%
      Gross expenses*                               0.77%          1.03%           1.15%
   Portfolio turnover rate                           356%           222%            253%

------------------------------------------------------------------------------------------------------------------------------------
                                                                            MONEY MARKET FUND

                                              12/31/97(g l)    12/30/96(c,g)   12/31/95(c,g)   12/31/94(g)   12/31/93(g)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                       --             --              --             --         7/1/85
Net asset value, beginning of period               $1.00          $1.00           $0.98          $0.97         $0.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.05           0.05            0.06           0.03          0.02
   Net realized and unrealized
      gains (losses) on investments                 0.00           0.00            0.00           0.01          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      0.05           0.05            0.06           0.04          0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            0.05           0.05            0.04           0.03          0.02
   Net realized gains                               0.00           0.00            0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 0.05           0.05            0.04           0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00          $1.00           $1.00          $0.98         $0.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                                    5.41%          5.41%           5.90%          3.77%         2.39%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)     $144,815       $113,263         $63,083        $33,529        $9,094
   Ratios to average net assets:
      Net investment income*                        5.17%          5.29%           5.74%          4.04%         2.53%
      Net expenses*                                 0.32%          0.15%           0.23%          0.42%         0.75%
      Gross expenses*                               0.48%          0.55%           0.63%          0.70%         0.75%

----------

See Notes to Financial Highlights on page 53 and Notes to Financial Statements

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c) Due to the significant increase in fund shares in 1995 and the significant decrease in 1996 related to Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

(d) As of April 30, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(e) As of May 1, 1993, the fund's name was changed to Common Stock Index Portfolio from Common Stock Portfolio.

(f) Information is for the period December 12, 1997, inception of investment operations, through December 31, 1997.

(g) Effective May 5, 1997, the fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains to seek a high level of current income consistent with high liquidity and safety of principal. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.

(h) Yen-based convertible bonds are excluded from the average commission rate paid due to the nominal commissions paid which dilutes the results. Had those securities been included, the average commission rate would have been $0.00.

(i) Information is for the period May 1, 1995, inception of investment operations, through December 31, 1995.

(j) Information is for the period May 1, 1997, inception of investment operations, through December 31, 1997.

(k) Information is for the period January 3, 1995, inception of investment operations, through December 31, 1995.

(l) GEIM assumed management responsibilities for the Funds effective May 1, 1997. See Note 3 in the Notes to Financial Statements for further information.

*    Annualized for periods less than one year.


----------

See Notes to Financial Statements

 STATEMENTS OF ASSETS
 AND LIABILITIES DECEMBER 31, 1997



                                                                                                       PREMIER
                                                                INTERNATIONAL      REAL ESTATE          GROWTH             VALUE
                                                                   EQUITY          SECURITIES           EQUITY             EQUITY
                                                                    FUND              FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market
      (cost $28,986,509; $38,259,479; $14,394,545;
      $28,087,532; $22,344,701; $124,288,450; $42,553,283;
      $4,864,883; $41,726,919; and $0, respectively)           $ 30,330,803       $ 46,902,212       $ 14,936,246       $ 29,598,931
   Short term investments (at amortized cost)                     1,461,929          6,523,933          1,310,700          2,069,657
   Cash                                                              64,548                988              3,177              1,656
   Foreign currency (cost $183,181; $0; $0; $0; $964; $0;
      $33,065; $98,405; $0; and $0, respectively)                   182,204                  0                  0                  0
   Receivable for investments sold                                  128,778            484,756                  0             89,652
   Income receivables                                                84,865            301,501             10,707             20,478
   Receivable for fund shares sold                                   15,859                  0                  0            166,326
   Receivable on forward foreign currency contracts                       0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                               32,268,986         54,213,390         16,260,830         31,946,700
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market*                                            0                  0                  0                  0
   Distributions payable to shareholders                                  0          5,066,362              9,921                  0
   Payable for investments purchased                                 95,846            140,925                  0          1,051,710
   Payable for fund shares redeemed                                 102,337             75,170              2,924             17,458
   Payable to GEIM                                                  140,205             44,411             11,076             21,882
   Variation margin payable                                               0                  0                  0                  0
   Payable to custodian                                                   0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                             338,388          5,326,868             23,921          1,091,050
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $ 31,930,598       $ 48,886,522       $ 16,236,909       $ 30,855,650
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                             $ 30,840,272       $ 40,741,481       $ 15,701,115       $ 29,272,728
   Undistributed (overdistributed) net investment income            (15,966)            76,049             (1,140)             6,713
   Accumulated net realized gain (loss)                            (235,610)          (573,741)            (4,770)            64,810
   Net unrealized appreciation / (depreciation) on:
      Investments                                                 1,344,294          8,642,733            541,701          1,511,399
      Futures                                                             0                  0                  0                  0
      Written options                                                     0                  0                  0                  0
      Foreign currency related transactions                          (2,392)                 0                  3                  0
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $ 31,930,598       $ 48,886,522       $ 16,236,909       $ 30,855,650
====================================================================================================================================

Shares outstanding ($.001 par value)                              2,990,279          3,200,379            315,376          2,353,624
Net asset value, offering and redemption price per share              10.68              15.28              51.48              13.11





     U.S.              S&P 500              TOTAL               GLOBAL                                   MONEY
    EQUITY              INDEX              RETURN               INCOME               INCOME             MARKET
     FUND               FUND                FUND                 FUND                 FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------





$  22,896,275       $ 154,766,007       $  48,340,894        $   4,743,048       $ 41,723,255        $          0
      990,895           9,958,742           2,188,990           1,026,013          15,980,468         137,429,079
       39,407              66,707              45,091                  18                   0             960,626

          947                   0              32,693              97,156                   0                   0
      141,368              31,763           1,187,304                   0              11,093                   0
       28,085             264,079             315,038             137,387             493,392             201,208
          122              53,471                 257              89,789              10,977           6,406,666
            0                   0                   0              52,403                   0                   0
------------------------------------------------------------------------------------------------------------------------------------
   24,097,099         165,140,769          52,110,267           6,145,814          58,219,185         144,997,579
------------------------------------------------------------------------------------------------------------------------------------


            0                   0               1,825                   0               1,642                   0
       11,632                   0                   0             287,245             118,578             132,495
      153,281             784,109           2,073,105                   0           1,518,545                   0
        6,638                   0                   0                   0               1,115                 866
        8,644              60,529              28,142               7,229              19,791              48,731
          100               2,050                   0                   0                   0                   0
            0                   0                   0                   0          11,006,223                   0
------------------------------------------------------------------------------------------------------------------------------------
      180,295             846,688           2,103,072             294,474          12,665,894             182,092
------------------------------------------------------------------------------------------------------------------------------------
$  23,916,804       $ 164,294,081       $  50,007,195       $   5,851,340        $ 45,553,291       $ 144,815,487
====================================================================================================================================


$  23,364,438       $ 133,780,285       $  44,239,795       $   5,960,397        $ 45,588,164         144,816,777
            0               6,589              (2,576)            (35,156)                523                   0
        2,915             (53,375)            (17,128)                  0             (32,369)             (1,290)

      551,574          30,477,557           5,787,611            (121,835)             (3,664)                  0
       (2,100)             83,025                   0                   0                   0                   0
            0                   0                   0                   0                 637                   0
          (23)                  0                (507)             47,934                   0                   0
------------------------------------------------------------------------------------------------------------------------------------
$  23,916,804       $ 164,294,081       $  50,007,195       $   5,851,340        $ 45,553,291         144,815,487
====================================================================================================================================

      857,944           8,543,387           3,786,215             594,120           3,760,734         144,815,793
$       27.88       $       19.23       $       13.21       $        9.85        $      12.11       $        1.00






* Premium received for the Total Return Fund and Income Fund were $1,825 and $2,279, respectively.


----------

See Notes to Financial Statements

                                     54 & 55

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 1997


                                                                                                  PREMIER
                                                           INTERNATIONAL      REAL ESTATE         GROWTH            VALUE
                                                              EQUITY          SECURITIES          EQUITY            EQUITY
                                                               FUND              FUND              FUND*            FUND**
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends                                            $   374,462       $ 2,137,000       $     4,774       $    41,566
      Interest                                                  13,854           222,725             9,804            34,009
      Less: Foreign taxes withheld                             (42,710)              (49)                0                 0
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                345,606         2,359,676            14,578            75,575
------------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees                         228,143           339,758             4,750            38,851
      Transfer agent                                             3,073             3,073               373             3,073
      Trustees' fees                                             3,044             4,828                57               806
      Custody and accounting expenses                           86,967            22,573               343             2,570
      Professional fees                                         12,001            18,500               248             3,175
      Amortization of deferred organization expense                  0                 0                 0                 0
      Other expenses                                             1,395             2,183                26               359
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                                334,623           390,915             5,797            48,834
      Less: Expenses waived or borne by
        the adviser                                            (22,680)           (3,337)                0                 0
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                             311,943           387,578             5,797            48,834
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                        33,663         1,972,098             8,781            26,741
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
        Investments                                          2,270,161         2,605,868            (4,770)          183,795
        Futures                                                      0                 0                 0                 0
        Written options                                              0                 0                 0             5,364
        Foreign currency related transactions                   54,593                 0                 0                 0
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        DEPRECIATION ON:
        Investments                                           (170,363)        2,450,338           541,701         1,511,399
        Futures                                                      0                 0                 0                 0
        Written options                                              0                 0                 0                 0
        Foreign currency related transactions                    4,777                 0                 3                 0
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
        (loss) on investments                                2,159,168         5,056,206           536,934         1,700,558
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                            $ 2,192,831       $ 7,028,304       $   545,715       $ 1,727,299
====================================================================================================================================




      U.S.                S&P 500                TOTAL                GLOBAL                                      MONEY
     EQUITY               INDEX                 RETURN                INCOME                INCOME                MARKET
      FUND                 FUND                  FUND                  FUND                  FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------


$    339,239          $  1,735,734          $    396,202          $          0          $      3,108          $          0
      38,368               696,980             1,024,171               235,512               486,323             6,878,316
      (2,844)               (9,780)               (9,357)                    0                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
     374,763             2,422,934             1,411,016               235,512               489,431             6,878,316
------------------------------------------------------------------------------------------------------------------------------------


     118,248               379,643               218,469                21,909                35,540               455,394
       8,478                 3,073                 3,073                 3,073                 8,478                 3,073
       8,406                10,969                 6,120                   738                 2,669                16,052
       3,015                72,320                31,628                 2,166                 1,778                59,344
      44,418                42,535                23,522                 2,883                13,953                62,322
       2,958                     0                     0                     0                 2,958                     0
       1,020                 4,914                 2,758                   329                   370                 7,174
------------------------------------------------------------------------------------------------------------------------------------
     186,543               513,454               285,570                31,098                65,746               603,359

     (14,546)                    0                     0                     0               (15,306)             (204,135)
------------------------------------------------------------------------------------------------------------------------------------
     171,997               513,454               285,570                31,098                50,440               399,224
------------------------------------------------------------------------------------------------------------------------------------
     202,766             1,909,480             1,125,446               204,414               438,991             6,479,092
====================================================================================================================================





   8,057,756             1,729,875             4,921,721                26,252               134,716                  (544)
     156,050               461,668                     0                     0                   199                     0
           0                     0                     0                     0                   872                     0
        (112)                    0                (7,585)               21,423                     0                     0


  (2,562,569)           22,367,742             1,113,030              (121,835)              (46,360)                    0
       6,750                83,025                     0                     0                     0                     0
           0                     0                     0                     0                   637                     0
        (272)                    0                  (507)               47,934                     0                     0
------------------------------------------------------------------------------------------------------------------------------------

   5,657,603            24,642,310             6,026,659               (26,226)               90,064                  (544)
------------------------------------------------------------------------------------------------------------------------------------

$  5,860,369          $ 26,551,790          $  7,152,105          $    178,188          $    529,055          $  6,478,548
====================================================================================================================================





*    For the period December 12, 1997 (inception) thru December 31, 1997.

**   For the period May 1, 1997 (inception) thru December 31, 1997.



----------

See Notes to Financial Statements

                                     56 & 57

 STATEMENTS OF CHANGES
 IN NET ASSETS

                                                                                                           PREMIER
                                                     INTERNATIONAL                REAL ESTATE              GROWTH         VALUE
                                                        EQUITY                    SECURITIES               EQUITY         EQUITY
                                                         FUND                        FUND                   FUND*         FUND**
------------------------------------------------------------------------------------------------------------------------------------

                                              Year Ended     Year Ended     Year Ended    Year Ended     Period Ended   Period Ended
                                             December 31,   December 30,   December 31,   December 30,   December 31,   December 31,
                                                 1997           1996           1997          1996            1997          1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income                   $     33,663   $     55,092   $  1,972,098   $  1,124,059   $      8,781   $     26,741
    Net realized gain (loss) on
      investments, futures, and
      foreign currency
      related transactions                     2,324,754      1,034,935      2,605,868        509,943         (4,770)       189,159
    Net increase (decrease) in unrealized
      appreciation/depreciation                 (165,586)       571,033      2,450,338      5,092,453        541,704      1,511,399
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from operations               2,192,831      1,661,060      7,028,304      6,726,455        545,715      1,727,299
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (155,651)       (69,707)    (1,694,121)    (1,133,355)        (9,921)       (20,028)
    Net realized gains                        (2,349,968)    (1,034,935)    (3,372,241)      (509,943)             0       (124,349)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                         (2,505,619)    (1,104,642)    (5,066,362)    (1,643,298)        (9,921)      (144,377)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
    operations and distributions                (312,788)       556,418      1,961,942      5,083,157        535,794      1,582,922
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares              14,820,466     26,614,888     27,924,962     11,868,291         11,437     15,768,462
    Value of distributions reinvested          3,610,282              0      1,643,298              0              0        144,380
    Cost of shares redeemed                  (12,355,053)   (24,875,243)    (7,176,928)    (5,847,077)       (13,785)    (1,016,670)
    Proceeds from substitution of fund         8,523,846              0              0              0     15,703,463     14,376,556
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      share transactions                      14,599,541      1,739,645     22,391,332      6,021,214     15,701,115     29,272,728
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                             14,286,753      2,296,063     24,353,274     11,104,371     16,236,909     30,855,650

NET ASSETS
  Beginning of period                         17,643,845     15,347,782     24,533,248     13,428,877              0              0
------------------------------------------------------------------------------------------------------------------------------------
  End of period                               31,930,598     17,643,845     48,886,522     24,533,248     16,236,909     30,855,650
====================================================================================================================================

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT
  INCOME, END OF PERIOD                    $     (15,966)  $          0    $    76,049   $          0    $    (1,140)  $      6,713
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
    Shares sold by subscription                1,235,204      2,420,951      1,808,623        962,667            256      1,297,933
    Issued for distributions reinvested          333,787              0        116,463              0              0         11,140
    Shares redeemed                           (1,022,876)    (2,258,249)      (463,647)      (438,509)          (274)       (77,741)
    Shares from substitution of fund             814,899              0              0              0        315,394      1,122,292
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     in fund shares                            1,361,014        162,702      1,461,439        524,158        315,376      2,353,624
====================================================================================================================================



                U.S.                               S&P 500                                TOTAL                      GLOBAL
               EQUITY                              INDEX                                 RETURN                      INCOME
                FUND                                FUND                                  FUND                       FUND**
------------------------------------------------------------------------------------------------------------------------------------
  Year Ended           Year Ended       Year Ended         Year Ended           Year Ended       Year Ended        Period Ended
 December 31,          December 31,     December 31,      December 30,         December 31,      December 30,      December 31,
    1997                  1996              1997             1996                 1997              1996               1997
------------------------------------------------------------------------------------------------------------------------------------



$     202,766      $     263,127      $   1,909,480      $   1,833,619      $   1,125,446      $   2,215,251      $     204,414



    8,213,694          1,083,526          2,191,543         23,983,222          4,914,136          8,450,564             47,675

   (2,556,091)         1,564,581         22,450,767         (3,717,302)         1,112,523         (3,141,042)           (73,901)
------------------------------------------------------------------------------------------------------------------------------------
    5,860,369          2,911,234         26,551,790         22,099,539          7,152,105          7,524,773            178,188
------------------------------------------------------------------------------------------------------------------------------------

       (4,168)          (266,657)        (1,914,729)        (1,807,487)        (1,108,399)        (2,230,657)          (263,343)
       (7,464)        (1,569,398)        (2,259,212)       (23,983,222)        (4,917,675)        (8,448,019)           (23,902)
------------------------------------------------------------------------------------------------------------------------------------
      (11,632)        (1,836,055)        (4,173,941)       (25,790,709)        (6,026,074)       (10,678,676)          (287,245)
------------------------------------------------------------------------------------------------------------------------------------

    5,848,737          1,075,179         22,377,849         (3,691,170)         1,126,031         (3,153,903)          (109,057)
------------------------------------------------------------------------------------------------------------------------------------

    1,013,255          6,384,529         82,623,523         46,416,381          8,490,461         21,203,447          6,089,468
            0          1,836,055         29,965,259                  0         16,704,749                  0                  0
     (971,729)          (340,318)        (6,194,702)       (73,219,899)        (4,128,074)       (60,742,609)          (129,071)
            0                  0                  0                  0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------

       41,526          7,880,266        106,394,080        (26,803,518)        21,067,136        (39,539,162)         5,960,397
------------------------------------------------------------------------------------------------------------------------------------
    5,890,263          8,955,445        128,771,929        (30,494,688)        22,193,167        (42,693,065)         5,851,340



   18,026,541          9,071,096         35,522,152         66,016,840         27,814,028         70,507,093                  0
------------------------------------------------------------------------------------------------------------------------------------
   23,916,804         18,026,541        164,294,081         35,522,152         50,007,195         27,814,028          5,851,340
====================================================================================================================================



$           0      $         267      $       6,589      $      40,636      $      (2,576)     $           0      $     (35,156)
------------------------------------------------------------------------------------------------------------------------------------


       42,501            313,305          4,614,080          2,040,664            610,645          1,306,831            606,644
            0             85,239          1,921,660                  0          1,295,034                  0                  0
      (38,356)           (15,566)          (338,017)        (2,839,987)          (304,136)        (3,548,503)           (12,524)
            0                  0                  0                  0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
        4,145            382,978          6,197,723           (799,323)         1,601,543         (2,241,672)           594,120
====================================================================================================================================



                                                        MONEY
                INCOME                                 MARKET
                 FUND                                   FUND
--------------------------------------------------------------------------------
    Year Ended         Year Ended         Year Ended          Year Ended
    December 31,      December 31,       December 31,        December 30,
      1997               1996                1997                1996
--------------------------------------------------------------------------------



$     438,991       $     296,905       $   6,479,092       $   5,899,989




      135,787             (20,781)               (544)               (745)

      (45,723)           (101,681)                  0                   0
--------------------------------------------------------------------------------
      529,055             174,443           6,478,548           5,899,244
--------------------------------------------------------------------------------

     (438,469)           (296,905)         (6,487,022)         (5,892,059)
            0            (114,424)                  0                   0
--------------------------------------------------------------------------------
     (438,469)           (411,329)         (6,487,022)         (5,892,059)
--------------------------------------------------------------------------------

       90,586            (236,886)             (8,474)              7,185
--------------------------------------------------------------------------------

      621,763           2,351,196         271,188,589         190,250,466
      308,539             405,749          12,245,586                   0
     (749,066)           (403,559)       (274,705,155)       (140,078,242)
   39,893,774                   0          22,832,172                   0
--------------------------------------------------------------------------------

   40,075,010           2,353,386          31,561,192          50,172,224
--------------------------------------------------------------------------------

   40,165,596           2,116,500          31,552,718          50,179,409


    5,387,695           3,271,195         113,262,769          63,083,360
--------------------------------------------------------------------------------
   45,553,291           5,387,695         144,815,487         113,262,769
================================================================================



$         523       $      (3,063)      $           0       $       7,930
--------------------------------------------------------------------------------


       50,870             193,912         198,347,812          17,868,330
       26,070              34,209         121,908,143                   0
      (63,001)            (33,870)       (209,183,555)        (13,044,358)
    3,291,565                   0          22,832,172                   0
--------------------------------------------------------------------------------

    3,305,504             194,251         133,904,572           4,823,972
================================================================================



  *    For the period December 12, 1997 (inception) thru December 31, 1997.

  **   For the period May 1, 1997 (inception) thru December 31, 1997.


                                    58 & 59

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------


1. ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940 (as amended) (the "1940 Act") as an open-end management investment company. The Company is comprised of eleven investment Funds (each a "Fund" and collectively the "Funds"), only ten of which are currently being offered, as follows:
International Equity Fund, Real Estate Securities Fund, Premier Growth Equity Fund, Value Equity Fund, U.S. Equity Fund, S&P 500 Index Fund, Total Return Fund, Global Income Fund, Income Fund, and Money Market Fund. The Government Securities Fund is not currently being offered by the Company.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Fund. As of December 31, 1997, The Life Insurance Company of Virginia ("Life of Virginia") and Great Northern Insured Annuity Corporation ("GNA"), each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest. Life of Virginia and GNA are indirect wholly-owned subsidiaries of General Electric Capital Corporation and, as such are affiliates of GEIM.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split. The Global Income Fund and Value Equity Fund commenced operations on May 1, 1997. The Premier Growth Equity Fund commenced operations on December 12, 1997.

As of December 12, 1997, shares of the Government Securities Fund were no longer offered.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Company:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

The Money Market Fund values its securities using the amortized cost method, in accordance with Rule 2a-7 of the 1940 Act, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.


INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.


EXPENSES

Expenses of the Company which are directly identifiable to a specific fund are allocated to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds.


DISTRIBUTIONS TO SHAREHOLDERS

The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous yields. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. When the Forward is closed, the

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


FUTURES AND OPTIONS

The Funds, other than the Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM (and under the supervision of the Board of Directors) to be creditworthy, up to a maximum of 20% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3.   FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES

GE Investment Management, Inc., a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The administrative and advisory fees payable to GEIM for each Fund are at the following annual rates, based on average daily net assets:

     International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------


     Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000

      Premier Growth Equity Fund:       .65%

      U.S. Equity Fund:                 .55%

      Value Equity Fund:                .65%

      S&P 500 Index Fund:               .35%

      Global Income Fund:               .60%

     Income Fund, Money Market Fund and Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000;
     .35% of the next $100,000,000; and .30% of the amounts in excess of $400,000,000*

* The Adviser has voluntarily agreed to waive a portion of the fee paid by the Money Market Fund so that the fee paid by the Money Market Fund is equal to .25%.

DIRECTORS' FEES

The Funds pay no compensation to their Directors who are officers or employees of Life of Virginia or GEIM. Directors who are not officers or employees of Life of Virginia or GEIM receive an annual fee of $6,000 plus $500 per Directors' board meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended.


4. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective July 23, 1997, Seneca Capital Management, L.L.C. ("Seneca") is the investment sub-adviser to the Real Estate Securities Fund, and pursuant to investment sub-advisory agreements with GEIM, effective May 1, 1997, GE Investments (US) Limited ("GEIUS") is the investment sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the investment sub-adviser to the Value Equity Fund. Pursuant to an investment sub-advisory agreement with GEIM, effective July 24, 1997, State Street Global Advisors ("SSGA"), a division of State Street Bank and Trust Company, is the investment sub-adviser to the S&P 500 Index Fund.

For their services GEIM pays Seneca, GEIUS, NWQ and SSGA monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages at the following annual rates:


     Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000

     Global Income Fund: .05%

     Value Equity Fund: .4875% of the first $50,000,000; .325% of amounts in excess of $50,000,000

     S&P 500 Index Fund: .05% of the first $100,000,000; .04% of the next $200,000,000; and .03% of amounts in excess of $200,000,000

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1997, were as follows:
                                                                NET
                        GROSS                GROSS           UNREALIZED
                     UNREALIZED           UNREALIZED        APPRECIATION
                    APPRECIATION         DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------

International
   Equity Fund        $ 2,656,170        $ 1,311,876         $ 1,344,294

Real Estate
   Securities Fund      8,813,000            170,267           8,642,733

Premier Growth
   Equity Fund            627,733             86,032             541,701

Value Equity Fund       2,070,946            559,547           1,511,399

U.S. Equity Fund          664,133            112,559             551,574

S&P 500
   Index Fund          32,219,941          1,742,384          30,477,577

Total Return Fund       6,321,609            533,998           5,787,611

Global
   Income Fund             37,666            159,501            (121,835)

Income Fund                52,565             56,229              (3,664)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1997.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------


6. OPTIONS

During the period ended December 31, 1997, the following option contracts were written:

                            VALUE EQUITY FUND               INCOME FUND
------------------------------------------------------------------------------
                             NUMBER                          NUMBER
                       OF CONTRACTS      PREMIUM       OF CONTRACTS    PREMIUM
------------------------------------------------------------------------------
Balance as of
   December
   31, 1996                    0         $     0              0        $     0

Written                       12           5,364            970          3,161

Closed and
   Expired                   (12)         (5,364)          (250)          (883)

Exercised                     (0)             (0)            (0)            (0)
--------------------------------------------------------------------------------
Balance as of
   December
   31, 1997                    0         $     0            720        $ 2,278
================================================================================


7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended December 31, 1997, were:

                           PURCHASES          SALES
--------------------------------------------------------------------------------

International
   Equity Fund            $46,716,357        $36,835,516

Real Estate
   Securities Fund         37,435,463         20,844,387

Premier Growth
   Equity Fund             14,844,615            445,299

Value Equity Fund          29,769,525          1,781,500

U.S. Equity Fund            8,336,339          6,867,568

S&P 500 Index Fund         79,080,580          5,026,420

Total Return Fund          37,952,554         36,697,887

Global Income Fund          2,037,200            411,745

Income Fund                19,128,345          1,736,998

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended December 31, 1997, were:

                           PURCHASES          SALES
--------------------------------------------------------------------------------

S&P 500 Index Fund        $ 1,387,423        $   700,000

Total Return Fund          23,987,124         16,330,264

Global Income Fund          8,422,292          5,209,115

Income Fund                45,291,286         26,156,763


8. SUBSTITUTION ORDER

On or about May 16, 1997, Life of Virginia, GNA and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment funds of the Company for shares of the portfolios of GNA Variable Series Trust ("VST") and Variable Investment Trust ("VIT"), the Money Market Portfolio of Variable Insurance Products Fund ("VIPF"), the Oppenheimer Money Market Fund of Oppenheimer Variable Account Funds ("OVAF") and the Limited Maturity Bond Portfolio of Neuberger & Berman Advisers Management Trust ("AMT"), each a diversified, open-end investment company (collectively the "Substituted Portfolios").

The effect of such a share substitution was to replace the Substituted Portfolios with investment funds of the Company as investment options under certain variable annuity contracts. The substitution order also involved the proposed substitution of shares of the Company's Government Securities Fund for shares of the Income Fund.


On December 12, 1997, the substitution was executed. Shares of the Substituted Portfolios and the Government Securities Fund were substituted by shares of specified investment funds of the Company. Information related to the substitution order for the Substituted Portfolios are as follows:

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------




                                         SUBSTITUTED        SHARES         NET ASSETS     NET ASSETS AFTER
    FUNDS SUBSTITUTED                        BY             ISSUED         SUBSTITUTED      SUBSTITUTION
------------------------------------------------------------------------------------------------------------

VIT GE Money Market Portfolio           Money Market      22,832,172       $22,832,172     $144,797,288
                                            Fund
VIPF Money Market Portfolio
OVAF Oppenheimer Money Market Fund


Government Securities Fund               Income Fund       3,726,789       45,168,688       50,443,998
VST GNA Adjustable Rate Portfolio
VST GNA Government Portfolio
VIT GE Fixed Income Portfolio*
AMT Limited Maturity Bond Portfolio


VST GNA Value Portfolio                 Value Equity       1,122,292       14,376,556       29,448,743
                                            Fund


VIT GE International Equity Portfolio   International       814,899         8,523,846       31,174,385
                                         Equity Fund


VIT GE U.S. Equity Portfolio*            U.S. Equity        857,652        23,353,860       23,353,860
                                            Fund

VST GNA Growth Portfolio               Premier Growth       315,394        15,703,463       15,703,463
                                         Equity Fund


The VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio were deemed the accounting survivors in the transaction; therefore, the financial statements of the U.S. Equity Fund and Income Fund reflect the financial information of VIT GE U.S. Equity Portfolio and VIT GE Fixed Income Portfolio, respectively.


* Shares and proceeds from the substitution from the VIT GE U.S. Equity Portfolio and the VIT GE Fixed Income Portfolio into the U.S. Equity Fund and the Income Fund, respectively, are reflected in the above table. However, these amounts are netted from the "Proceeds from substitution of fund" and "Shares from substitution of fund" in the Statements of Changes in Net Assets on pages 58 to 59 for each of the respective funds.

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity Fund, Real Estate Securities Fund, Premier Growth Equity Fund, Value Equity Fund, U.S. Equity Fund (formerly, Variable Investment Trust - GE U.S. Equity Portfolio), S&P 500 Index Fund (formerly, Common Stock Index), Total Return Fund, Global Income Fund, Income Fund (formerly, Variable Investment Trust - GE Fixed Income Portfolio) and Money Market Fund of GE Investments Funds, Inc. (formerly, Life of Virginia Series Fund, Inc.) (the Funds), as of December 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 30, 1996 and the financial highlights for each of the years in the four-year period ended December 30, 1996 for the International Equity Fund, Real Estate Securities Fund, S&P 500 Index Fund, Total Return Fund and Money Market Fund and the statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the year ended December 31, 1996 and for the period from January 3, 1995 to December 31, 1995 for the GE U.S. Equity Portfolio and GE Fixed Income Portfolio were audited by other auditors whose reports thereon dated February 12, 1997 and February 11, 1997, respectively, expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP

New York, New York
February 6, 1998

                                            GE INVESTMENTS FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------

Portfolio Managers

INTERNATIONAL EQUITY FUND
Team led by
Ralph R. Layman, GEIM

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca

PREMIER GROWTH EQUITY FUND
David B. Carlson, GEIM

VALUE EQUITY FUND
Jon D. Bosse, NWQ

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GEIM

S&P 500 INDEX FUND
Team led by
James B. May, SSGA

TOTAL RETURN FUND
David B. Carlson, GEIM
Ralph R. Layman, GEIM
Robert A. MacDougall, GEIM

GLOBAL INCOME FUND
William R. Wright, GEIUS

INCOME FUND
MONEY MARKET FUND
Team led by
Robert A. MacDougall, GEIM

INVESTMENT ADVISER
and Administrator
GE Investment Management Incorporated

BOARD OF DIRECTORS
Michael J. Cosgrove, Chairman

John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garnett Nelson
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Jeffrey A. Groh

ASSISTANT TREASURER
Robert J. Zalucki

DISTRIBUTOR
GE Investment Distributors, Inc.

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP


Officers of the Investment Adviser

John H. Myers, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Geoffrey R. Norman, EVP, Institutional Marketing
Thomas J. Szkutak, EVP, Chief Financial Officer
Don W. Torey, EVP, Alternative Investments and Real Estate

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